UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22014

Pioneer Diversified High Income Trust
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825
Date of fiscal year end:  April 30, 2020

Date of reporting period:  May 1, 2019 through April 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Diversified
High Income Trust

Annual Report | April 30, 2020
Ticker Symbol: HNW
Beginning in April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Trust’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Trust or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Trust’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Trust, by calling 1-800-710-0935.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Trust, you can inform the Trust that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-710-0935. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundipioneer.com/us

Pioneer Diversified High Income Trust | Annual Report | 4/30/20 1

President’s Letter
Dear Shareholders,
The new decade has arrived delivering a first quarter that will go down in the history books. The beginning of the year seemed to extend the positive market environment of 2019. Then, March roared in like a lion and the COVID-19 pandemic became a global crisis impacting lives and life as we know it. The impact on the global economy from the COVID-19 virus pandemic, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others. And the markets, which do not thrive on uncertainty, have been volatile. Our business continuity plan was implemented given the new COVID-19 guidelines, and most of our employees are working remotely. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
Since 1928, Amundi Pioneer’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the potential risks during periods of market volatility. As the first several months of 2020 have reminded us, investment risk can arise from a number of factors in today’s global economy, including slower or stagnating growth, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi Pioneer, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyze each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
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Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial advisor to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
April 30, 2020
Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Diversified High Income Trust | Annual Report | 4/30/20 3

Portfolio Management Discussion | 4/30/20
In the following interview, Andrew Feltus, Jonathan Sharkey, Chin Liu, and Lawrence Zeno discuss the factors that affected the performance of Pioneer Diversified High Income Trust during the 12-month period ended April 30, 2020. Mr. Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), Mr. Sharkey, a senior vice president and a portfolio manager at Amundi Pioneer, Mr. Liu, Managing Director, Director of Insurance-Linked Securities (ILS) and Quantitative Research, and a portfolio manager at Amundi Pioneer, and Mr. Zeno, a vice president and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Trust.
Q   How did the Trust perform during the 12-month period ended April 30, 2020?
A    Pioneer Diversified High Income Trust returned -15.27% at net asset value (NAV) and -16.84% at market price during the 12-month period ended April 30, 2020. During the same 12-month period, the Trust’s composite benchmark returned -5.92% at NAV. The Trust’s composite benchmark is based on equal weights of the ICE Bank of America (ICE BofA) Global High Yield and Crossover Country Corporate and Government (GHY/CCC & G) Index and the Standard & Poor’s/Loan Syndications & Trading Association (S&P/LSTA) Leveraged Loan Index.
Individually, during the 12-month period ended April 30, 2020, the ICE BofA GHY/CCC & G Index returned -5.25%, and the S&P/LSTA Leveraged Loan Index returned -6.61%. Unlike the Trust, the composite benchmark and its component indices do not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk.
During the same period, the average return at NAV of the 39 closed end funds in Morningstar’s High Yield Closed End Bond Funds Category (which may or may not be leveraged) was -10.62%, and the average return at market price of the 39 closed end funds in the same Morningstar category was -12.99%. Meanwhile, the average return at NAV of the 31 closed end funds in Morningstar’s Bank Loan Closed End Funds Category (which may or may not be leveraged) was -12.89%, and the average return at market price of the 31 closed end funds in the same Morningstar category was -20.06%.
The shares of the Trust were selling at a 12.7% discount to NAV at the end of the period on April 30, 2020. Comparatively, the shares of the Trust were selling at an 11.1% discount to NAV on April 30, 2019.
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As of April 30, 2020, the 30-day SEC yield of the Trust’s shares was 13.21%*.
Q   How would you describe the investment environment in the global fixed-income markets during the 12-month period ended April 30, 2020?
A    Entering the period in May 2019, weak economic data out of the euro zone and China led to renewed monetary accommodation from the European Central Bank (ECB) and the People’s Bank of China. Those actions came on the heels of less-aggressive U.S. Federal Reserve System (Fed) policies, as the Fed, which had increased the range of the federal funds rate four times in 2018, indicated that it would take a “wait and see” approach with regard to future rate movements. Modest progress on trade matters, particularly between the U.S. and China, a firming in oil prices, and positive corporate earnings reports also helped boost investor sentiment in credit-sensitive markets.
U.S. economic growth had held up better than growth in other developed markets during the spring of 2019, due to healthy consumer confidence data and continued strong employment figures. However, the plummeting manufacturing purchasing managers’ index (PMI), increased tariffs due to the U.S./China trade dispute, and a downward trend in non-farm payrolls increased concerns about a possible U.S. recession as the summer of 2019 progressed. In particular, the on-again, off-again nature of the trade negotiations between the U.S. and China increased market volatility. Responding to those concerns, the Fed lowered the federal funds rate by a quarter of a percentage point in both July and September. U.S. Treasury yields ultimately declined across the yield curve and fixed-income market returns were buoyed by falling rates.
The Fed implemented another quarter-point reduction in the benchmark federal funds rate at its October 2019 meeting, leaving the target range at 1.50% to 1.75%. However, the Fed signaled that the move likely represented the end of its mid-cycle downward adjustment in rates, leading to a cooling in bond-market returns. Signs of stronger economic growth and an improved tone in the ongoing trade negotiations led to solid performance in the more credit-sensitive areas of the market heading into 2020.
While the new calendar year began on a positive note, the financial markets experienced an historic disruption beginning in the middle of February, driven by the effects of the COVID-19 virus, which at first spread through China but quickly became a global pandemic. Economies around the world ground to a near halt during March as public health concerns led to the rapid implementation by various governments and businesses of extreme
*	The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Trust’s portfolio securities during the period indicated.
Pioneer Diversified High Income Trust | Annual Report | 4/30/20 5

measures focused on virus containment. Oil prices plummeted to 20-year lows, responding not only to slumping global demand resulting from the spread of COVID-19, but to a supply shock spurred by a price war launched on March 8 between Saudi Arabia and Russia.
In financial markets, uncertainty over the scope and duration of the pandemic crisis and the need for cash drove wholesale liquidations across most asset classes and a “flight-to-safety” investment environment that pushed down U.S. Treasury yields to historic lows. Significant selling in U.S. dollar fixed-income markets eventually stressed other markets and led to price dislocations in all segments, even Treasury bonds.
The unprecedented shutting down of much of the U.S. economy spurred extraordinary monetary and fiscal policy responses. The Fed jumped into action by dusting off its 2008/2009 policy “playbook” and rapidly rolling out a raft of programs aimed at restoring market liquidity, facilitating credit availability, and boosting investors’ confidence. The measures included reducing the benchmark federal funds rate to zero and committing to making unlimited purchases of U.S. Treasuries and agency mortgage-backed securities (MBS), if necessary, as well as providing support for commercial paper issuance, mutual fund liquidity needs, and the issuance of asset-backed securities (ABS). The Fed then entered uncharted waters with the announcement on March 23 of purchasing programs in support of investment-grade corporate bonds in both the new-issue and secondary markets. On the fiscal side, Congress and the White House agreed on a $2.2 trillion stimulus package in late March. The rapid and massive policy response allowed credit-sensitive assets to regain some of the lost ground in the final weeks of the 12-month period.
For the full 12-month period April 30, 2020, the yield on the 10-year Treasury note declined from 2.51% to 0.64%, touching a low of 0.54% in early March, while the two-year Treasury yield declined from 2.27% to 0.20%. Returns for high-yield corporate and emerging markets bonds were negative for the 12-month period, given the spike in risk-aversion among market participants in the first quarter of 2020. The backdrop of plummeting oil prices further weighed on returns for both of those asset classes. Meanwhile, bank-loan returns lagged the performance of high-yield and emerging markets bonds, driven by the deterioration in credit-market sentiment, weak energy prices, and the prospect of low interest rates for the foreseeable future.
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Q   What factors affected the Trust’s performance relative to its benchmark during the 12-month period April 30, 2020?
A    In broad terms, the Trust carried leveraged exposure to the credit-sensitive areas of the bond market and was positioned for a reasonably strong economy and low-default environment going into the 2020 calendar year. That stance weighed on the Trust’s benchmark-relative performance given the dislocation in the markets seen in the wake of the COVID-19 crisis.
In terms of credit quality, the Trust’s significant underweight to higher-quality issues in the BB-rating range of the high-yield market constrained benchmark-relative returns as that segment of the market saw more modest declines than lower-rated assets for the 12-month period. In sector terms, a modest portfolio overweight to energy issues also detracted from the Trust’s benchmark-relative returns as the sector struggled more than the rest of the market given the severe weakness in oil prices. On the positive side, an overweight to financials within high yield benefited the Trust’s benchmark-relative results during the 12-month period as the sector held up relatively well, aided by the increased capital standards required of banks in the years following the 2008/2009 financial crisis.
Within energy, our preference for investing the portfolio in midstream pipeline companies, with minimal exposure to exploration & production companies that typically have been most directly affected by short-term changes in the price of oil, proved beneficial for the Trust’s benchmark-relative returns. Within energy, the leading individual positive contributors to the Trust’s benchmark-relative performance included positions in Global Partners, a midstream company providing pipeline, storage, and transportation services to energy producers. In contrast, the Trust’s exposure to the debt of oilfield services provider FTS International was a top detractor from benchmark-relative results as market participants anticipated that a restructuring of the company would be necessary with its hydrofracking activities having ground to a halt.
Outside of energy, within telecommunications, the Trust’s exposure to the debt of Frontier Communications detracted from benchmark-relative performance, as the default of Frontier’s peer company Windstream, after it lost a court case related to a spin-off of assets, acted as a drag on the entire wireline segment of the market throughout the 12-month period. (The Trust still had some exposure to Windstream’s debt as of April 30, 2020.) In addition, Frontier has been evaluating a restructuring of its debt, and the market began to anticipate a Chapter 11 bankruptcy filing as the 12-month period progressed.
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When the virus-related lockdowns began, sectors with the greatest exposure to consumer activity suffered the most, including restaurants, casinos, and leisure and travel. In that vein, Golden Nugget was another detractor from the Trust’s benchmark-relative returns as the backdrop of sheltering in place and social distancing dimmed the restaurant and casino operator’s outlook. Diamond Sports, a regional sports network spun out into Sinclair Broadcasting Group in order to facilitate Disney’s acquisition of 21st Century Fox, saw the outlook for its debt deteriorate further during the 12-month period with the absence of sports-related content resulting from COVID-19 containment measures, which led to sports leagues and organizations cancelling activities. (The Trust had no exposure to Sinclair, Disney, or 21st Century Fox as of April 30, 2020.)
During the 12-month period, we reduced the Trust’s bank-loan exposure given the reductions in the federal funds rate. The Trust’s allocation to bank loans was nonetheless a significant detractor from benchmark-relative results as March 2020 saw the second-largest monthly decline in the history of the loan market. While loans recovered some of the lost ground in April as investors sought to take advantage of steep discounts, the asset class still finished the 12-month period well into negative territory. Within the loan market, the oil & gas, metals & mining, cosmetics, and retail segments suffered the biggest losses, while utilities, pharmaceuticals, and food products held up relatively well.
Individual loan positions that detracted the most from the Trust’s benchmark-relative returns during the 12-month period included Caprock Midstream, a provider of processing services to the struggling oil & gas industry, and Shape Technologies, a provider of ultra-high-pressure waterjet pumps used in manufacturing, loan prices of which suffered in large part due to the company’s ongoing operational issues. Other detractors from the Trust’s relative returns in the loan segment included defense contractor Constellis, whose loan prices declined on a decreased inventory backlog and lower margin contracts related to the winding down of military operations in Afghanistan. Loan positions that aided the Trust’s benchmark-relative performance during the 12-month period included aluminum rolling/recycling company Alaris Aluminum, which announced it was being acquired, and Ultraclean Technologies, which has been less affected by the COVID-19 crisis, as the company provides critical gas systems for semiconductors.
The portfolio’s allocation to emerging markets bonds weighed on the Trust’s benchmark-relative returns as well. While the Trust had no exposure to the troubled bonds of Turkey, the portfolio did have some holdings within Argentina, which struggled as the peso plunged and spread-widening for the country’s sovereign debt had a negative effect on the market. In
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particular, the portfolio’s positions in Argentina’s state-controlled energy company YPF and the bonds of Argentine province Entre Rios detracted from the Trust’s benchmark-relative results. On the positive side, the Trust’s exposure to Brazil benefited relative performance as investor sentiment with respect to that market strengthened following the country’s presidential election, with positive performance contributors led by beef producer Marfrig Holdings and utility Light Servicio. Relative returns were further aided, to a degree, by the Trust’s overweight to corporate versus more interest rate-sensitive sovereign issues within the emerging markets.
The Trust’s exposure to securitized assets, which is mostly made up of commercial mortgage-backed securities (CMBS), detracted from benchmark-relative performance during the 12-month period. The portfolio’s CMBS allocation is fairly evenly comprised of conduit (diverse, fixed-rate pools), single asset/single borrower (SA/SB), and Freddie Mac-issued, non-guaranteed deals. The portfolio’s exposure to some hotel and retail properties within SA/SB had the biggest negative effect on benchmark-relative returns, and we expect those sectors to go through a very bumpy and uneven recovery given the COVID-19-related restrictions. (Conduit loans are loans used to purchase commercial property. However, unlike a traditional commercial mortgage, these loans are packaged and sold to investors on the secondary market. SA/SB transactions involve the securitization of a single loan, which is typically collateralized by one, very large property.)
The Trust’s investments in insurance-linked securities (ILS) delivered a positive return during the 12-month period. The portfolio’s allocation to ILS averaged roughly 16% of the Trust’s total invested assets. Despite a few large-loss natural disasters such as Typhoon Hagibis, Typhoon Faxai, Hurricane Dorian, and one of the most active Australian wildfire seasons on record, premiums collected by the Trust outweighed the losses. In particular, the Trust’s ILS exposure held up well during the rout in the financial markets during the first quarter of 2020. On the pricing side, the reinsurance industry has experienced steady price improvement due to high-loss activities over the past few years. We continue to view the Trust’s exposure to ILS as helping to bolster the income and risk-reward profile of the portfolio over the long-term.
Q   How did the level of leverage in the Trust change over the 12-month period ended April 30, 2020?
A    The Trust employs leverage through a credit agreement. At the end of the 12-month period on April 30, 2020, 30.0% of the Trust’s total managed assets were financed by leveraged, compared with 31.1% of the Trust’s total managed assets financed by leverage at the start of the period on
Pioneer Diversified High Income Trust | Annual Report | 4/30/20 9

May 1, 2019. During the 12-month period, the Trust reduced the absolute amount of funds borrowed by a total of $16 million, to $45 million as of April 30, 2020. The percentage of the Trust’s total managed assets financed by leverage decreased during the 12-month period due to a decrease in leverage, which was partially offset by a decrease in the total managed assets of the Trust.
Q   Did the Trust’s yield, or dividend distributions** to shareholders change during the 12-month period ended April 30, 2020?
A    The Trust’s monthly dividend** distributions remained stable during the 12-month period, based on management’s assessment of a sustainable level of income generation.
Q    Did the Trust have any exposure to derivative securities during the 12-month period ended April 30, 2020? If so, did the investments have a material effect on the Trust’s performance?
A    Yes, we invested in forward foreign currency contracts during the 12-month period in an effort to help manage the risk of the portfolio’s exposures to foreign currencies. The contracts had a small positive impact on the Trust’s benchmark-relative results given the decline in the euro relative to the U.S. dollar over the 12-month period.
Q    What is your investment outlook?
A    A global recession appears to be a near certainty in the wake of the COVID-19 crisis. The U.S. economy is roughly 70% service-based, and those segments of the economy have taken a direct and serious hit from the virus-containment measures. Manufacturing activity has largely shut down as well, given the bleak employment outlook and a weakened consumer. On the plus side, the monetary and fiscal policy responses by the Fed and the U.S. government have been extraordinarily rapid, in contrast to the 2008 financial crisis. However, it is difficult to predict the extent to which these measures will be sufficient to prevent further deterioration in investor sentiment, let alone support a “V-shaped,” or sharp recovery.
Historically, recessions have typically been caused by policy mistakes, such as failures in oversight that allow market speculation, the Fed’s tightening monetary policy prematurely, or simply by a winding down or “pause” in business cycles. By contrast, the current economic conditions are the result of a public health and scientific challenge. Debtors have been granted a significant degree of forbearance, which we view as appropriate under the current circumstances. That is not to say there will not be damage to companies with weak business models or households that have been unable
**	Dividends and distributions are not guaranteed
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to save or otherwise bolster their finances. However, over a longer-term horizon we do not anticipate seeing the levels of capital impairment currently embedded in high-yield security valuations.
In broad terms, the Trust portfolio’s current positioning is designed to allow it to benefit from any potential recovery in credit markets. In our view, the high-yield market has experienced a dislocation between fundamentals and valuations caused primarily by a liquidity squeeze and panic selling. March 2020 saw high-yield spreads go from their tightest levels for the cycle to their widest levels for the cycle. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)
Current spread levels have indicated that the high-yield market has priced in a default rate that we have not seen since the Great Depression of the 1930s, which is higher than our expected default-rate scenario, leading us to believe that the market has overshot to the downside. With high-yield corporate spreads well above their long-term average, we believe investors have been receiving fair compensation for taking on credit risk. As a result, we have increased the portfolio’s exposure to high yield, with a focus on the higher-quality range of the asset class. As the year progresses, we believe we could see spread compression should the global economy begin to recover.
As always, we will utilize intensive research when picking the Trust’s investments, with a focus on the fundamentals and the risk/reward profile of each individual security.
Please refer to the Schedule of Investments on pages 17–43 for a full listing of Trust securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.
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Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
When interest rates rise, the prices of debt securities held by the Trust will generally fall. Conversely, when interest rates fall the prices of debt securities held by the Trust generally will rise. Investments held by the Trust are subject to possible loss due to the financial failure of the issuers of the underlying securities and the issuers’ inability to meet their debt obligations.
The Trust may invest a significant amount of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a price reflective of their value at the times when the Trust believes it is desirable to do so and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities also are more difficult to value, and investment of the Trust’s assets in illiquid securities may restrict the Trust’s ability to take advantage of market opportunities.
The Trust is authorized to borrow from banks and issue debt securities, which are forms of leverage. Leverage creates significant risks, including the risk that the Trust’s incremental income or capital appreciation for investments purchased with the proceeds of leverage will not be sufficient to cover the cost of the leverage, which may adversely affect the return for shareholders.
The Trust is required to maintain certain regulatory and other asset coverage requirements in connection with the use of leverage. In order to maintain required asset coverage levels, the Trust may be required to reduce the amount of leverage employed, alter the composition of the Trust’s investment portfolio or take other actions at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to shareowners over time, which is likely to result in a decrease in the market value of the Trust’s shares.
Certain securities in which the Trust invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Trust will not receive its sale proceeds until that time, which may constrain the Trust’s ability to meet its obligations.
The Trust may invest in insurance-linked securities. The return of principal and the right to additional payments from investments in insurance-linked securities are contingent on the non-occurrence of a predefined “trigger” event that leads to physical or economic loss, such as a hurricane or an aerospace catastrophe.
These risks may increase share price volatility.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Trust’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
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Portfolio Summary | 4/30/20

10 Largest Holdings
(As a percentage of total investments)*
1.	Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)	6.32%
2.	Hercules LLC, 6.5%, 6/30/29	1.28
3.	Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 1/15/28 (144A)	1.09
4.	Garda World Security Corp., 9.5%, 11/1/27 (144A)	1.01
5.	BNP Paribas SA, 6.625% (5 Year USD Swap Rate + 415 bps) (144A)	0.97
6.	Indigo Natural Resources LLC, 6.875%, 2/15/26 (144A)	0.95
7.	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 6.0%, 4/15/23 (144A)	0.87
8.	Williams Cos., Inc., 5.75%, 6/24/44	0.86
9.	Kenbourne Invest SA, 6.875%, 11/26/24 (144A)	0.84
10.	Berwick Re 2019-1, 12/31/22	0.82

*
Excludes temporary cash investments and all derivative contracts except for options purchased. The Trust is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer Diversified High Income Trust | Annual Report | 4/30/20 13

Prices and Distributions | 4/30/20

Market Value per Share^

	4/30/20	4/30/19
Market Value	$10.99	$14.39
Discount	(12.8)%	(11.1)%

Net Asset Value per Share^

	4/30/20	4/30/19
Net Asset Value	$12.60	$16.18

Distributions per Share:

	Net Investment	Short-Term	Long-Term
	Income	Capital Gains	Capital Gains
5/1/19 – 4/30/20	$1.1760	$ —	$ —

Yields

	4/30/20	4/30/19
30-Day SEC Yield	13.21%	7.51%
The data shown above represents past performance, which is no guarantee of future results.
^
Net asset value and market value are published in Barron’s on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday. Net asset value and market value are published daily on the Trust’s website at www.amundipioneer.com/us.

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Performance Update | 4/30/20
Investment Returns

The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $10,000 investment made in shares of Pioneer Diversified High Income Trust during the periods shown, compared to that of the composite (50%/50%) ICE BofA Global High Yield & Crossover Country Corporate & Government Index (GHY/CCC & G) Index and S&P/LSTA Leveraged Loan Index benchmark, and the two indices that comprise the composite benchmark.

Average Annual Total Returns
(As of April 30, 2020)

			50% BofA
			Global High
			Yield/CCC&G
			Index/50%		ICE BofA
	Net Asset		S&P/LSTA	S&P/LSTA	Global
	Value	Market	Leveraged	Leveraged	High Yield/
Period	(NAV)	Price	Loan Index	Loan Index	CCC&G Index
10 years	4.78%	3.22%	4.21%	3.39%	4.98%
5 years	1.04	-0.60	2.27	1.85	2.65
1 year	-15.27	-16.84	-5.92	-6.61	-5.25

Call 1-800-710-0935 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV due to such factors as interest rate changes and the perceived credit quality of borrowers.
(Please see the following page for additional performance and expense disclosure)
Pioneer Diversified High Income Trust | Annual Report | 4/30/20 15

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.
Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per share is total assets less total liabilities, which include preferred shares or borrowings, as applicable, divided by the number of common shares outstanding.
When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Trust’s dividend reinvestment plan.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares. Had these fees and taxes been reflected, performance would have been lower.
The ICE BofA GHY/CCC & G Index is an unmanaged index that tracks the performance of the below- and border-line investment-grade global debt markets denominated in the major developed market currencies. The Index includes sovereign issuers rated BBB1 and lower along with corporate issues rated BB1 and lower. There are no restrictions on issuer country of domicile. The S&P/LSTA Leveraged Loan Index provides broad and comprehensive total return metrics of the U.S. universe of syndicated term loans.
Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The indices do not use leverage. It is not possible to invest directly in an index.
16 Pioneer Diversified High Income Trust | Annual Report | 4/30/20

Schedule of Investments | 4/30/20

Shares		Value

UNAFFILIATED ISSUERS — 142.1%
COMMON STOCKS — 0.1% of Net Assets
Household Durables — 0.0%†
89,094(a)	Desarrolladora Homex SAB de CV	$ 144
	Total Household Durables	$ 144
Oil, Gas & Consumable Fuels — 0.0%†
6	Amplify Energy Corp.	$ 8
17,883+^(a)	PetroQuest Energy, Inc.	22,354
	Total Oil, Gas & Consumable Fuels	$ 22,362
Specialty Retail — 0.1%
42,088+^(a)	Targus Cayman SubCo., Ltd.	$ 50,085
	Total Specialty Retail	$ 50,085
TOTAL COMMON STOCKS
	(Cost $155,028)	$ 72,591
PREFERRED STOCKS — 1.4% of Net Assets
Banks — 0.9%
40,675(b)	GMAC Capital Trust I, 7.477% (3 Month USD LIBOR +
	579 bps), 2/15/40	$ 917,221
	Total Banks	$ 917,221
Diversified Financial Services — 0.5%
500(a)(b)(c)	Compeer Financial ACA, 6.75% (3 Month USD
	LIBOR + 458 bps) (144A)	$ 505,000
	Total Diversified Financial Services	$ 505,000
Internet — 0.0%†
59,182(a)	MYT Holding Co., 10.0%, 6/7/29 (144A)	$ 38,469
	Total Internet	$ 38,469
TOTAL PREFERRED STOCKS
	(Cost $1,542,040)	$ 1,460,690

Principal
Amount
USD ($)

ASSET BACKED SECURITIES — 0.9%
of Net Assets
1,000,000(d)	AIG CLO, Ltd., Series 2019-2A, Class E, 9.12% (3 Month
	USD LIBOR + 725 bps), 10/25/32 (144A)	$ 599,269
500,000(d)	Goldentree Loan Management US CLO 2, Ltd., Series
2017-2A, Class E, 5.835% (3 Month USD LIBOR +
	470 bps), 11/28/30 (144A)	352,494
TOTAL ASSET BACKED SECURITIES
	(Cost $1,480,230)	$ 951,763

The accompanying notes are an integral part of these financial statements.
Pioneer Diversified High Income Trust | Annual Report | 4/30/20 17

Schedule of Investments | 4/30/20 (continued)

Principal
Amount
USD ($)		Value

	COLLATERALIZED MORTGAGE OBLIGATIONS —
	0.3% of Net Assets
330,000(d)	Freddie Mac Stacr Trust, Series 2019-HQA1, Class B2,
	12.737% (1 Month USD LIBOR +
	1,225 bps), 2/25/49 (144A)	$ 171,027
250,000(d)	Freddie Mac Stacr Trust, Series 2019-HQA2, Class B2,
	11.737% (1 Month USD LIBOR +
	1,125 bps), 4/25/49 (144A)	119,093
27,090	Global Mortgage Securitization, Ltd., Series 2004-A,
	Class B1, 5.25%, 11/25/32 (144A)	15,575
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $606,133)	$ 305,695
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — 6.7% of Net Assets
250,000(b)	COMM Mortgage Trust, Series 2020-CBM, Class F,
	3.754%, 2/10/37 (144A)	$ 151,555
973,908(b)	FREMF Mortgage Trust, Series 2019-KJ24, Class B,
	7.6%, 10/25/27 (144A)	798,920
1,000,000(d)	FREMF Mortgage Trust, Series 2019-KS12, Class C,
	7.341% (1 Month USD LIBOR + 690 bps), 8/25/29	570,000
749,937(d)	FREMF Mortgage Trust, Series 2020-KF74, Class C,
	7.223% (1 Month USD LIBOR + 623 bps),
	1/25/27 (144A)	628,767
750,000(d)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE,
	Class G, 4.814% (1 Month USD LIBOR +
	400 bps), 12/15/36 (144A)	581,329
500,000(b)	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2013-LC11, Class D, 4.306%, 4/15/46	369,767
742,563	L1C 3/8L1 LLC, Series 2019-1, Class B, 8.5%,
	11/1/22 (144A)	720,681
233,786(b)	Morgan Stanley Capital I Trust, Series 2007-T25,
	Class AJ, 5.574%, 11/12/49	235,005
750,000(d)	Morgan Stanley Capital I Trust, Series 2019-BPR,
	Class D, 4.814% (1 Month USD LIBOR +
	400 bps), 5/15/36 (144A)	569,628
900,000(b)	Natixis Commercial Mortgage Securities Trust, Series
	2019-FAME, Class E, 4.544%, 8/15/36 (144A)	696,402
497,171(b)	Velocity Commercial Capital Loan Trust, Series 2020-1,
	Class M6, 5.69%, 2/25/50 (144A)	328,530
1,100,000	Wells Fargo Commercial Mortgage Trust, Series
	2015-C28, Class E, 3.0%, 5/15/48 (144A)	377,719
1,660,500(b)	Wells Fargo Commercial Mortgage Trust, Series
	2015-C31, Class E, 4.76%, 11/15/48 (144A)	901,123
250,000	Wells Fargo Commercial Mortgage Trust, Series
	2016-BNK1, Class D, 3.0%, 8/15/49 (144A)	149,358
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $9,568,534)	$ 7,078,784

The accompanying notes are an integral part of these financial statements.
18 Pioneer Diversified High Income Trust | Annual Report | 4/30/20

Principal
Amount
USD ($)			Value

		CONVERTIBLE CORPORATE BONDS — 2.2%
		of Net Assets
		Airlines — 0.2%
	230,000	Southwest Airlines Co., 1.25%, 5/1/25	$ 253,842
		Total Airlines	$ 253,842
		Chemicals — 1.9%
	1,900,000(e)	Hercules LLC, 6.5%, 6/30/29	$ 1,907,125
		Total Chemicals	$ 1,907,125
		Leisure Time — 0.1%
	110,000	Callaway Golf Co., 2.75%, 5/1/26	$ 113,800
		Total Leisure Time	$ 113,800
		TOTAL CONVERTIBLE CORPORATE BONDS
		(Cost $1,670,512)	$ 2,274,767
		CORPORATE BONDS — 93.2% of Net Assets
		Advertising — 1.1%
	1,448,000	MDC Partners, Inc., 6.5%, 5/1/24 (144A)	$ 1,122,200
		Total Advertising	$ 1,122,200
		Aerospace & Defense — 1.2%
	392,000	Bombardier, Inc., 7.5%, 3/15/25 (144A)	$ 252,840
	902,000	Bombardier, Inc., 7.875%, 4/15/27 (144A)	584,045
	280,000	Howmet Aerospace, Inc., 6.875%, 5/1/25	285,534
	155,000	Spirit AeroSystems, Inc., 7.5%, 4/15/25 (144A)	152,675
		Total Aerospace & Defense	$ 1,275,094
		Agriculture — 0.7%
	815,000	Kernel Holding SA, 6.5%, 10/17/24 (144A)	$ 685,187
		Total Agriculture	$ 685,187
		Airlines — 2.0%
	480,000	Aerovias de Mexico SA de CV, 7.0%, 2/5/25 (144A)	$ 180,000
	700,000	Delta Air Lines, Inc., 3.75%, 10/28/29	488,716
	535,000	Delta Air Lines, Inc., 7.0%, 5/1/25 (144A)	549,099
	300,000	Latam Finance, Ltd., 6.875%, 4/11/24 (144A)	124,500
	785,000	Latam Finance, Ltd., 7.0%, 3/1/26 (144A)	325,775
EUR	700,000	Transportes Aereos Portugueses SA, 5.625%,
		12/2/24 (144A)	464,911
		Total Airlines	$ 2,133,001
		Auto Manufacturers — 1.6%
	160,000	Ford Motor Co., 8.5%, 4/21/23	$ 157,800
	160,000	Ford Motor Co., 9.0%, 4/22/25	155,800
	930,000	JB Poindexter & Co., Inc., 7.125%, 4/15/26 (144A)	902,100

The accompanying notes are an integral part of these financial statements.
Pioneer Diversified High Income Trust | Annual Report | 4/30/20 19

Schedule of Investments | 4/30/20 (continued)

Principal
Amount
USD ($)			Value

		Auto Manufacturers — (continued)
	550,000	Navistar International Corp., 9.5%, 5/1/25 (144A)	$ 577,500
		Total Auto Manufacturers	$ 1,793,200
		Auto Parts & Equipment — 1.0%
	70,000	Adient US LLC, 9.0%, 4/15/25 (144A)	$ 72,975
	785,000	Dealer Tire LLC/DT Issuer LLC, 8.0%, 2/1/28 (144A)	548,519
EUR	395,000(f)	IHO Verwaltungs GmbH, 3.75% (4.5% PIK 0.0% cash),
		9/15/26 (144A)	390,444
		Total Auto Parts & Equipment	$ 1,011,938
		Banks — 6.0%
	200,000	Access Bank Plc, 10.5%, 10/19/21 (144A)	$ 195,040
	300,000(b)	Banco de Galicia y Buenos Aires SAU, 8.25% (5 Year
		CMT Index + 716 bps), 7/19/26 (144A)	203,628
	650,000(b)(c)	Barclays Plc, 7.75% (5 Year USD Swap Rate + 484 bps)	627,250
	1,453,000(b)(c)	BNP Paribas SA, 6.625% (5 Year USD Swap Rate +
		415 bps) (144A)	1,443,919
	397,000	Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)	329,510
	1,165,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	990,250
	350,000(b)(c)	ING Groep NV, 6.5% (5 Year USD Swap Rate + 445 bps)	348,337
	225,000(b)(c)	Intesa Sanpaolo S.p.A., 7.7% (5 Year USD Swap Rate +
		546 bps) (144A)	209,250
IDR	812,959,000^	PT Bakrie & Brothers Tbk, 0.0%, 12/22/22	5,465
	250,000(b)(c)	Royal Bank of Scotland Group Plc, 8.0% (5 Year USD
		Swap Rate + 572 bps)	260,063
	400,000(b)(c)	Royal Bank of Scotland Group Plc, 8.625% (5 Year USD
		Swap Rate + 760 bps)	408,000
	200,000	Sberbank of Russia Via SB Capital SA, 5.25%,
		5/23/23 (144A)	208,040
	460,000(b)(c)	Societe Generale SA, 7.375% (5 Year USD Swap
		Rate + 624 bps) (144A)	449,075
	344,000(b)	Turkiye Vakiflar Bankasi TAO, 8.0% (5 Year USD Swap
		Rate + 585 bps), 11/1/27 (144A)	299,967
	450,000	Vnesheconombank Via VEB Finance Plc, 6.902%,
		7/9/20 (144A)	452,752
		Total Banks	$ 6,430,546
		Building Materials — 1.3%
	305,000	Builders FirstSource, Inc., 6.75%, 6/1/27 (144A)	$ 314,150
	1,001,000	Patrick Industries, Inc., 7.5%, 10/15/27 (144A)	940,940
	65,000	Summit Materials LLC/Summit Materials Finance Corp.,
		5.125%, 6/1/25 (144A)	62,888
		Total Building Materials	$ 1,317,978

The accompanying notes are an integral part of these financial statements.
20 Pioneer Diversified High Income Trust | Annual Report | 4/30/20

Principal
Amount
USD ($)			Value

		Chemicals — 2.7%
	55,000	Blue Cube Spinco LLC, 9.75%, 10/15/23	$ 57,337
	55,000	Blue Cube Spinco LLC, 10.0%, 10/15/25	58,284
	200,000	CVR Partners LP/CVR Nitrogen Finance Corp., 9.25%,
		6/15/23 (144A)	175,794
	300,000	LYB Finance Co. BV, 8.1%, 3/15/27 (144A)	388,586
	136,000	NOVA Chemicals Corp., 5.25%, 6/1/27 (144A)	108,800
	380,000	PolyOne Corp., 5.75%, 5/15/25 (144A)	384,750
	336,000	Rain CII Carbon LLC/CII Carbon Corp., 7.25%,
		4/1/25 (144A)	287,616
	600,000	Tronox, Inc., 6.5%, 5/1/25 (144A)	603,750
	765,000	Tronox, Inc., 6.5%, 4/15/26 (144A)	692,325
		Total Chemicals	$ 2,757,242
		Coal — 0.4%
	497,000	SunCoke Energy Partners LP/SunCoke Energy Partners
		Finance Corp., 7.5%, 6/15/25 (144A)	$ 378,963
		Total Coal	$ 378,963
		Commercial Services — 5.2%
	585,000	Allied Universal Holdco LLC/Allied Universal Finance
		Corp., 9.75%, 7/15/27 (144A)	$ 590,850
	450,000	APX Group, Inc., 6.75%, 2/15/27 (144A)	382,500
	1,501,000	Garda World Security Corp., 9.5%, 11/1/27 (144A)	1,501,000
	1,835,000	Prime Security Services Borrower LLC/Prime Finance,
		Inc., 6.25%, 1/15/28 (144A)	1,628,196
MXN	4,365,000	Red de Carreteras de Occidente SAPIB de CV, 9.0%,
		6/10/28 (144A)	179,296
	890,000	Sotheby’s, 7.375%, 10/15/27 (144A)	749,273
	411,000	Verscend Escrow Corp., 9.75%, 8/15/26 (144A)	428,468
		Total Commercial Services	$ 5,459,583
		Computers — 0.4%
	195,000	Dell International LLC/EMC Corp., 6.2%,
		7/15/30 (144A)	$ 215,227
	130,000	Dell International LLC/EMC Corp., 7.125%,
		6/15/24 (144A)	134,706
	75,000	NCR Corp., 8.125%, 4/15/25 (144A)	79,500
		Total Computers	$ 429,433
		Distribution & Wholesale — 0.9%
	1,400,000	Wolverine Escrow LLC, 8.5%, 11/15/24 (144A)	$ 983,500
		Total Distribution & Wholesale	$ 983,500

The accompanying notes are an integral part of these financial statements.
Pioneer Diversified High Income Trust | Annual Report | 4/30/20 21

Schedule of Investments | 4/30/20 (continued)

Principal
Amount
USD ($)		Value

	Diversified Finance Services — 3.8%
1,000,000	ASG Finance Designated Activity Co., 7.875%,
	12/3/24 (144A)	$ 505,000
600,000	Credito Real SAB de CV SOFOM ER, 7.25%,
	7/20/23 (144A)	516,006
880,000	Financiera Independencia SAB de CV SOFOM ENR,
	8.0%, 7/19/24 (144A)	481,800
500,000	Mongolian Mortgage Corp. Hfc LLC, 9.75%,
	1/29/22 (144A)	388,751
455,000	Nationstar Mortgage Holdings, Inc., 6.0%,
	1/15/27 (144A)	388,160
499,000	Nationstar Mortgage Holdings, Inc., 8.125%,
	7/15/23 (144A)	479,040
615,000	Oxford Finance LLC/Oxford Finance Co-Issuer II, Inc.,
	6.375%, 12/15/22 (144A)	594,256
75,000	Springleaf Finance Corp., 6.625%, 1/15/28	66,188
1,174,000	Unifin Financiera SAB de CV, 8.375%, 1/27/28 (144A)	512,451
	Total Diversified Finance Services	$ 3,931,652
	Electric — 2.4%
400,000	Cemig Geracao e Transmissao SA, 9.25%,
	12/5/24 (144A)	$ 416,800
460,000(b)	Enel S.p.A., 8.75% (5 Year USD Swap Rate +
	588 bps), 9/24/73 (144A)	518,586
570,000	NRG Energy, Inc., 6.625%, 1/15/27	608,475
320,000	NRG Energy, Inc., 7.25%, 5/15/26	344,000
185,805	NSG Holdings LLC/NSG Holdings, Inc., 7.75%,
	12/15/25 (144A)	187,198
316,412	Stoneway Capital Corp., 10.0%, 3/1/27 (144A)	46,674
357,000	Vistra Operations Co. LLC, 5.625%, 2/15/27 (144A)	375,743
	Total Electric	$ 2,497,476
	Engineering & Construction — 0.2%
200,000	Aeropuertos Dominicanos Siglo XXI SA, 6.75%,
	3/30/29 (144A)	$ 164,000
	Total Engineering & Construction	$ 164,000
	Entertainment — 2.8%
250,000	Caesars Resort Collection LLC/CRC Finco, Inc., 5.25%,
	10/15/25 (144A)	$ 196,325
200,000	Cirsa Finance International S.a.r.l., 7.875%,
	12/20/23 (144A)	162,260
755,000	Enterprise Development Authority, 12.0%,
	7/15/24 (144A)	681,387
305,000	International Game Technology Plc, 6.25%,
	1/15/27 (144A)	296,518
295,000	Scientific Games International, Inc., 7.0%,
	5/15/28 (144A)	212,400

The accompanying notes are an integral part of these financial statements.
22 Pioneer Diversified High Income Trust | Annual Report | 4/30/20

Principal
Amount
USD ($)		Value

	Entertainment — (continued)
295,000	Scientific Games International, Inc., 7.25%,
	11/15/29 (144A)	$ 210,188
1,574,000	Scientific Games International, Inc., 8.25%,
	3/15/26 (144A)	1,188,370
	Total Entertainment	$ 2,947,448
	Environmental Control — 1.2%
506,000	Covanta Holding Corp., 6.0%, 1/1/27	$ 485,760
330,000	GFL Environmental, Inc., 8.5%, 5/1/27 (144A)	360,093
731,000	Tervita Corp., 7.625%, 12/1/21 (144A)	482,460
	Total Environmental Control	$ 1,328,313
	Food — 1.8%
660,000	FAGE International SA/FAGE USA Dairy Industry,
	Inc., 5.625%, 8/15/26 (144A)	$ 610,500
580,000	Minerva Luxembourg SA, 6.5%, 9/20/26 (144A)	554,364
652,000	Pilgrim’s Pride Corp., 5.875%, 9/30/27 (144A)	659,791
	Total Food	$ 1,824,655
	Forest Products & Paper — 1.9%
390,000	Eldorado International Finance GmbH, 8.625%,
	6/16/21 (144A)	$ 374,891
825,000	Mercer International, Inc., 7.375%, 1/15/25	790,267
754,000	Schweitzer-Mauduit International, Inc., 6.875%,
	10/1/26 (144A)	746,611
	Total Forest Products & Paper	$ 1,911,769
	Healthcare-Services — 3.1%
280,000	LifePoint Health, Inc., 6.75%, 4/15/25 (144A)	$ 288,512
357,000	RegionalCare Hospital Partners Holdings, Inc./LifePoint
	Health, Inc., 9.75%, 12/1/26 (144A)	381,990
946,000	Surgery Center Holdings, Inc., 10.0%, 4/15/27 (144A)	875,050
1,165,000	US Renal Care, Inc., 10.625%, 7/15/27 (144A)	1,153,350
600,000	West Street Merger Sub, Inc., 6.375%, 9/1/25 (144A)	562,500
	Total Healthcare-Services	$ 3,261,402
	Holding Companies-Diversified — 0.4%
520,000	VistaJet Malta Finance Plc/XO Management Holding,
	Inc., 10.5%, 6/1/24 (144A)	$ 414,700
	Total Holding Companies-Diversified	$ 414,700
	Home Builders — 2.2%
885,000	Beazer Homes USA, Inc., 7.25%, 10/15/29	$ 690,300
710,000	Brookfield Residential Properties, Inc./Brookfield
	Residential US Corp., 4.875%, 2/15/30 (144A)	583,052
350,000	Brookfield Residential Properties, Inc./Brookfield
	Residential US Corp., 6.375%, 5/15/25 (144A)	348,250

The accompanying notes are an integral part of these financial statements.
Pioneer Diversified High Income Trust | Annual Report | 4/30/20 23

Schedule of Investments | 4/30/20 (continued)

Principal
Amount
USD ($)			Value

		Home Builders — (continued)
	211,000	KB Home, 6.875%, 6/15/27	$ 221,550
	340,000	KB Home, 7.625%, 5/15/23	353,838
		Total Home Builders	$ 2,196,990
		Home Furnishings — 0.8%
EUR	930,000	International Design Group S.p.A., 6.5%,
		11/15/25 (144A)	$ 864,816
		Total Home Furnishings	$ 864,816
		Insurance — 9.0%
	6,000,000	Liberty Mutual Insurance Co., 7.697%,
		10/15/97 (144A)	$ 9,426,550
		Total Insurance	$ 9,426,550
		Internet — 1.8%
EUR	1,580,000	eDreams ODIGEO SA, 5.5%, 9/1/23 (144A)	$ 1,155,158
	215,000	Expedia Group, Inc., 6.25%, 5/1/25 (144A)	219,257
	110,000	Expedia Group, Inc., 7.0%, 5/1/25 (144A)	111,919
	445,000	Netflix, Inc., 3.625%, 6/15/25 (144A)	450,563
		Total Internet	$ 1,936,897
		Iron/Steel — 2.5%
	445,000	Big River Steel LLC/BRS Finance Corp., 7.25%,
		9/1/25 (144A)	$ 417,187
	870,000	Cleveland-Cliffs, Inc., 6.75%, 3/15/26 (144A)	759,075
	105,000	Cleveland-Cliffs, Inc., 9.875%, 10/17/25 (144A)	103,950
	718,000	Metinvest BV, 7.75%, 4/23/23 (144A)	501,882
	1,345,000	Metinvest BV, 7.75%, 10/17/29 (144A)	861,768
		Total Iron/Steel	$ 2,643,862
		Leisure Time — 0.6%
	210,000	Carnival Corp., 3.95%, 10/15/20	$ 203,979
	240,000	Carnival Corp., 11.5%, 4/1/23 (144A)	250,762
	245,000	Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)	163,538
		Total Leisure Time	$ 618,279
		Lodging — 0.9%
	95,000	Hilton Domestic Operating Co., Inc., 5.375%,
		5/1/25 (144A)	$ 94,406
	100,000	Hilton Domestic Operating Co., Inc., 5.75%,
		5/1/28 (144A)	100,760
	375,000	Hyatt Hotels Corp., 5.375%, 4/23/25	381,465
	180,000	Hyatt Hotels Corp., 5.75%, 4/23/30	185,946
	150,000	Marriott International, Inc., 5.75%, 5/1/25	156,760
		Total Lodging	$ 919,337

The accompanying notes are an integral part of these financial statements.
24 Pioneer Diversified High Income Trust | Annual Report | 4/30/20

Principal
Amount
USD ($)			Value

		Machinery-Diversified — 0.4%
	500,000	Maxim Crane Works Holdings Capital LLC, 10.125%,
		8/1/24 (144A)	$ 471,500
		Total Machinery-Diversified	$ 471,500
		Media — 2.0%
	263,000	Clear Channel Worldwide Holdings, Inc., 9.25%,
		2/15/24 (144A)	$ 218,947
	234,000	Diamond Sports Group LLC/Diamond Sports Finance
		Co., 5.375%, 8/15/26 (144A)	177,840
	1,735,000	Diamond Sports Group LLC/Diamond Sports Finance
		Co., 6.625%, 8/15/27 (144A)	949,912
EUR	695,000	Ziggo Bond Co. BV, 3.375%, 2/28/30 (144A)	715,559
		Total Media	$ 2,062,258
		Mining — 4.0%
	330,000	Aleris International, Inc., 10.75%, 7/15/23 (144A)	$ 340,164
	140,000	Arconic Corp., 6.0%, 5/15/25 (144A)	141,575
	500,000	First Quantum Minerals, Ltd., 6.875%, 3/1/26 (144A)	438,500
	425,000	First Quantum Minerals, Ltd., 7.25%, 4/1/23 (144A)	385,730
	550,000	Hecla Mining Co., 7.25%, 2/15/28	537,625
	200,000	Hudbay Minerals, Inc., 7.25%, 1/15/23 (144A)	182,080
	589,000	Hudbay Minerals, Inc., 7.625%, 1/15/25 (144A)	532,750
	170,000	Joseph T Ryerson & Son, Inc., 11.0%, 5/15/22 (144A)	163,200
	350,000	Kaiser Aluminum Corp., 6.5%, 5/1/25 (144A)	354,375
	455,000	Novelis Corp., 4.75%, 1/30/30 (144A)	399,536
	615,000	Novelis Corp., 5.875%, 9/30/26 (144A)	597,965
	375,000	Vedanta Resources, Ltd., 6.375%, 7/30/22 (144A)	140,663
		Total Mining	$ 4,214,163
		Miscellaneous Manufacturers — 0.1%
	150,000	Koppers, Inc., 6.0%, 2/15/25 (144A)	$ 121,875
		Total Miscellaneous Manufacturers	$ 121,875
		Multi-National — 0.3%
IDR	4,840,000,000	Inter-American Development Bank, 7.875%, 3/14/23	$ 331,430
		Total Multi-National	$ 331,430
		Oil & Gas — 5.7%
	1,126,000	Baytex Energy Corp., 8.75%, 4/1/27 (144A)	$ 427,880
	410,000	Great Western Petroleum LLC/Great Western Finance
		Corp., 9.0%, 9/30/21 (144A)	258,300
	1,520,000	Indigo Natural Resources LLC, 6.875%, 2/15/26 (144A)	1,413,600
	350,000	MEG Energy Corp., 6.5%, 1/15/25 (144A)	287,000
	825,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)	569,250
	603,000	Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)	400,995
	915,000	PBF Holding Co. LLC/PBF Finance Corp., 6.0%,
		2/15/28 (144A)	651,389

The accompanying notes are an integral part of these financial statements.
Pioneer Diversified High Income Trust | Annual Report | 4/30/20 25

Schedule of Investments | 4/30/20 (continued)

Principal
Amount
USD ($)			Value

		Oil & Gas — (continued)
	177,559(f)	PetroQuest Energy, Inc., 10.0% (9.0% PIK 1.0%
		cash), 2/15/24	$ 140,343
	707,000	SEPLAT Petroleum Development Co. Plc, 9.25%,
		4/1/23 (144A)	565,600
	815,000	Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)	236,350
	860,000	Transocean, Inc., 7.25%, 11/1/25 (144A)	326,800
	120,000	Transocean, Inc., 7.5%, 1/15/26 (144A)	45,600
	539,000	Transocean, Inc., 8.0%, 2/1/27 (144A)	214,080
	364,000	Whiting Petroleum Corp., 5.75%, 3/15/21	36,400
	100,000	Whiting Petroleum Corp., 6.625%, 1/15/26	10,000
	995,000	YPF SA, 6.95%, 7/21/27 (144A)	442,785
ARS	7,750,000	YPF SA, 16.5%, 5/9/22 (144A)	60,352
		Total Oil & Gas	$ 6,086,724
		Oil & Gas Services — 0.7%
	521,000	Archrock Partners LP/Archrock Partners Finance Corp.,
		6.875%, 4/1/27 (144A)	$ 390,750
	731,000	FTS International, Inc., 6.25%, 5/1/22	180,922
	255,000	SESI LLC, 7.75%, 9/15/24	52,816
		Total Oil & Gas Services	$ 624,488
		Packaging & Containers — 0.7%
	730,000	Greif, Inc., 6.5%, 3/1/27 (144A)	$ 730,000
		Total Packaging & Containers	$ 730,000
		Pharmaceuticals — 2.9%
EUR	345,000	Bausch Health Cos., Inc., 4.5%, 5/15/23 (144A)	$ 369,346
EUR	450,000	Bausch Health Cos., Inc., 4.5%, 5/15/23	481,756
	27,000	Bausch Health Cos., Inc., 5.875%, 5/15/23 (144A)	26,797
	430,000	Bausch Health Cos., Inc., 7.0%, 3/15/24 (144A)	442,191
	547,000	Bausch Health Cos., Inc., 7.0%, 1/15/28 (144A)	567,512
	532,000	Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
		6.0%, 7/15/23 (144A)	398,787
	240,000	Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
		6.0%, 2/1/25 (144A)	171,600
	255,000	Par Pharmaceutical, Inc., 7.5%, 4/1/27 (144A)	259,144
	493,000	Teva Pharmaceutical Finance Netherlands III BV,
		2.8%, 7/21/23	452,944
		Total Pharmaceuticals	$ 3,170,077
		Pipelines — 5.4%
	900,000	American Midstream Partners LP/American Midstream
		Finance Corp., 9.5%, 12/15/21 (144A)	$ 828,000
	230,000	DCP Midstream Operating LP, 5.6%, 4/1/44	119,600
	555,000	Delek Logistics Partners LP/Delek Logistics Finance
		Corp., 6.75%, 5/15/25	531,413

The accompanying notes are an integral part of these financial statements.

26 Pioneer Diversified High Income Trust | Annual Report | 4/30/20

Principal
Amount
USD ($)		Value

	Pipelines — (continued)
450,000(d)	Energy Transfer Operating LP, 3.704% (3 Month USD
	LIBOR + 302 bps), 11/1/66	$ 253,125
915,000(b)(c)	Energy Transfer Operating LP, 7.125% (5 Year CMT
	Index + 531 bps)	715,438
118,000	EnLink Midstream Partners LP, 5.05%, 4/1/45	47,790
344,000	EnLink Midstream Partners LP, 5.6%, 4/1/44	137,600
480,000	Global Partners LP/GLP Finance Corp., 7.0%, 6/15/23	417,600
197,000	Global Partners LP/GLP Finance Corp., 7.0%, 8/1/27	158,546
585,000	Hess Midstream Operations LP, 5.625%, 2/15/26 (144A)	544,050
935,000	PBF Logistics LP/PBF Logistics Finance Corp.,
	6.875%, 5/15/23	719,950
1,175,000	Williams Cos., Inc., 5.75%, 6/24/44	1,278,910
	Total Pipelines	$ 5,752,022
	REITs — 1.6%
386,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital
	LLC, 7.875%, 2/15/25 (144A)	$ 370,560
1,404,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital
	LLC, 6.0%, 4/15/23 (144A)	1,302,631
	Total REITs	$ 1,673,191
	Retail — 1.4%
575,000	AAG FH LP/AAG FH Finco, Inc., 9.75%, 7/15/24 (144A)	$ 501,687
495,000	Golden Nugget, Inc., 6.75%, 10/15/24 (144A)	386,100
470,000	Golden Nugget, Inc., 8.75%, 10/1/25 (144A)	267,900
389,000	Staples, Inc., 7.5%, 4/15/26 (144A)	307,310
	Total Retail	$ 1,462,997
	Software — 0.4%
395,000	Rackspace Hosting, Inc., 8.625%, 11/15/24 (144A)	$ 389,122
	Total Software	$ 389,122
	Sovereign — 0.1%
215,000(g)	Ecuador Social Bond S.a.r.l, 1/30/35 (144A)	$ 64,500
	Total Sovereign	$ 64,500
	Telecommunications — 6.5%
695,000	Altice France Holding SA, 6.0%, 2/15/28 (144A)	$ 632,311
200,000	Altice France Holding SA, 8.125%, 2/1/27 (144A)	215,500
607,000	Altice France Holding SA, 10.5%, 5/15/27 (144A)	655,687
300,000	Cincinnati Bell, Inc., 7.0%, 7/15/24 (144A)	303,657
325,000	Cincinnati Bell, Inc., 8.0%, 10/15/25 (144A)	328,900
280,000	CommScope Technologies LLC, 6.0%, 6/15/25 (144A)	249,172
200,000	Digicel, Ltd., 6.0%, 4/15/21 (144A)	120,002
750,000	Digicel, Ltd., 6.75%, 3/1/23	328,200
1,165,000	Frontier Communications Corp., 8.75%, 4/15/22	314,200

The accompanying notes are an integral part of these financial statements.
Pioneer Diversified High Income Trust | Annual Report | 4/30/20 27

Schedule of Investments | 4/30/20 (continued)

Principal
Amount
USD ($)			Value

		Telecommunications — (continued)
	290,000(h)	Frontier Communications Corp., 11.0%, 9/15/25	$ 89,813
	1,345,000	Kenbourne Invest SA, 6.875%, 11/26/24 (144A)	1,257,575
	200,000	Mobile Telesystems OJSC Via MTS International
		Funding DAC, 5.0%, 5/30/23 (144A)	209,254
	340,000	Sprint Corp., 7.125%, 6/15/24	381,657
	850,000	Sprint Corp., 7.625%, 3/1/26	1,004,785
	1,300,000	Windstream Services LLC/Windstream Finance Corp.,
		8.625%, 10/31/25 (144A)	780,000
		Total Telecommunications	$ 6,870,713
		Transportation — 1.1%
	375,000	Navios South American Logistics, Inc./Navios Logistics
		Finance US, Inc., 7.25%, 5/1/22 (144A)	$ 333,750
	795,000	XPO Logistics, Inc., 6.25%, 5/1/25 (144A)	804,938
		Total Transportation	$ 1,138,688
		TOTAL CORPORATE BONDS
		(Cost $110,379,006)	$ 97,829,759
		FOREIGN GOVERNMENT BONDS — 3.8%
		of Net Assets
		Angola — 0.2%
	448,000	Angolan Government International Bond, 8.25%,
		5/9/28 (144A)	$ 194,897
		Total Angola	$ 194,897
		Argentina — 0.4%
	94,240	Province of Salta Argentina, 9.5%, 3/16/22 (144A)	$ 82,502
	670,000	Provincia de Entre Rios Argentina, 8.75%, 2/8/25 (144A)	264,650
		Total Argentina	$ 347,152
		Bahrain — 0.7%
	490,000	Bahrain Government International Bond, 5.625%,
		9/30/31 (144A)	$ 439,775
	300,000	Bahrain Government International Bond, 7.0%,
		10/12/28 (144A)	298,204
		Total Bahrain	$ 737,979
		Ghana — 0.6%
	320,000	Ghana Government International Bond, 7.875%,
		2/11/35 (144A)	$ 240,480
	500,000	Ghana Government International Bond, 8.627%, 6/16/49	375,125
		Total Ghana	$ 615,605
		Mexico — 0.8%
MXN	970,000	Mexican Bonos, 7.75%, 11/13/42	$ 40,136
MXN	18,385,500	Mexican Bonos, 8.0%, 12/7/23	829,698
		Total Mexico	$ 869,834

The accompanying notes are an integral part of these financial statements.
28 Pioneer Diversified High Income Trust | Annual Report | 4/30/20

Principal
Amount
USD ($)			Value

Turkey — 0.4%
	475,000	Turkey Government International Bond, 3.25%, 3/23/23	$ 437,988
		Total Turkey	$ 437,988
Ukraine — 0.7%
	750,000	Ukraine Government International Bond, 8.994%,
		2/1/24 (144A)	$ 730,296
		Total Ukraine	$ 730,296
TOTAL FOREIGN GOVERNMENT BONDS
		(Cost $5,049,002)	$ 3,933,751
INSURANCE-LINKED SECURITIES — 19.4%
of Net Assets(i)
Event Linked Bonds- 3.6%
Earthquakes – Japan — 0.5%
	500,000(d)	Kizuna Re II, 2.589% (3 Month U.S. Treasury Bill +
		250 bps), 4/11/23 (144A)	$ 490,300
Multiperil – Europe — 0.5%
EUR	500,000(d)	Lion II Re, 3.57% (3 Month EURIBOR + 357 bps),
		7/15/21 (144A)	$ 544,583
Multiperil – U.S. — 0.7%
	375,000(d)	Caelus Re V, 0.589% (1 Month U.S. Treasury Bill +
		50 bps), 6/5/20 (144A)	$ 75
	400,000(d)	Caelus Re V, 0.589% (1 Month U.S. Treasury Bill +
		50 bps), 6/5/20 (144A)	80
	250,000(d)	Caelus Re V, 7.909% (3 Month U.S. Treasury Bill +
		782 bps), 6/7/21 (144A)	226,150
	250,000(d)	Residential Reinsurance 2018 Re, 11.094% (3 Month
		U.S. Treasury Bill + 1,100 bps), 12/6/22 (144A)	241,150
	250,000(d)	Residential Reinsurance 2019, 11.594% (3 Month U.S.
		Treasury Bill + 1,150 bps), 12/6/23 (144A)	248,150
$ 715,605
Multiperil – U.S. & Canada — 0.5%
	500,000(d)	Mona Lisa Re, Series B, 8.0% (3 Month U.S. Treasury
		Bill + 800 bps), 1/9/23 (144A)	$ 487,650
Multiperil – Worldwide — 0.5%
	250,000(d)	Galilei Re, 10.204% (6 Month USD LIBOR + 863 bps),
		1/8/21 (144A)	$ 244,600
	250,000(d)	Galilei Re, 14.758% (6 Month USD LIBOR +
		1,384 bps), 1/8/21 (144A)	244,275
$ 488,875
Pandemic – U.S. — 0.2%
	250,000(d)	Vitality Re XI, 1.894% (3 Month U.S. Treasury Bill +
		180 bps), 1/9/24 (144A)	$ 200,000

The accompanying notes are an integral part of these financial statements.
Pioneer Diversified High Income Trust | Annual Report | 4/30/20 29

Schedule of Investments | 4/30/20 (continued)

Principal
Amount
USD ($)		Value

Pandemic – Worldwide — 0.2%
300,000(d)	International Bank for Reconstruction & Development,
8.373% (6 Month USD LIBOR + 690 bps),
	7/15/20 (144A)	$ 240,000
300,000(d)	International Bank for Reconstruction & Development,
12.973% (6 Month USD LIBOR + 1,150 bps),
	7/15/20 (144A)	—
$ 240,000
Wildfire – California — 0.0%†
250,000(d)	Cal Phoenix Re, 2.007% (3 Month USD LIBOR +
	750 bps), 8/13/21 (144A)	$ 5,000
Windstorm – U.S. Multistate — 0.0%†
750,000(d)	Citrus Re, 0.189% (3 Month U.S. Treasury Bill +
	10 bps), 2/25/21 (144A)	$ 36,758
Windstorm – U.S. Regional — 0.5%
250,000(d)	Matterhorn Re, 7.5% (3 Month U.S. Treasury Bill +
	750 bps), 12/7/21 (144A)	$ 242,500
250,000(d)	Matterhorn Re 2020-2, 6.339% (3 Month U.S. Treasury
	Bill + 625 bps), 12/7/21 (144A)	242,625
$ 485,125
	Total Event Linked Bonds	$ 3,693,896

Face
Amount
USD ($)

	Collateralized Reinsurance — 4.9%
	Multiperil – Massachusetts — 0.2%
250,000+(a)(j)	Denning Re 2019, 7/31/20	$ 254,969
	Multiperil – U.S. — 0.7%
250,000+(a)	Ballybunion Re, 2/28/21	$ 250,000
250,000+(a)(j)	Dingle Re 2019, 2/1/21	255,131
250,000+(a)(j)	Port Royal Re 2019, 5/31/21	257,624
		$ 762,755
	Multiperil – U.S. & Canada — 0.2%
250,000+(a)(j)	Leven Re 2020, 1/31/21	$ 245,733
	Multiperil – U.S. Regional — 0.6%
350,000+(a)(j)	Ailsa Re 2019, 6/30/20	$ 371,519
250,000+(a)(j)	Ocean View Re 2019, 6/30/20	257,926
		$ 629,445
	Multiperil – Worldwide — 2.4%
650,000+(a)(j)	Cypress Re 2017, 1/10/21	$ 11,830
462,683+(a)(j)	Dartmouth Re 2018, 1/15/21	109,749
115,581+(a)(j)	Dartmouth Re 2019, 1/31/21	26,179

The accompanying notes are an integral part of these financial statements.
30 Pioneer Diversified High Income Trust | Annual Report | 4/30/20

Face
Amount
USD ($)			Value

		Multiperil – Worldwide — (continued)
	100,000+(a)(j)	Dartmouth Re 2020, 2/28/21	$ 84,710
	389,876+(a)(j)	Gloucester Re 2018, 2/28/21	68,618
	242,000+(a)(j)	Limestone Re 2019-2, 3/1/23 (144A)	251,898
	250,000+(j)	Merion Re 2020-1, 12/31/23	212,416
	250,000+(a)(j)	Mid Ocean Re 2019, 7/31/20	253,542
	250,000+(a)(j)	Old Head Re 2020, 12/31/23	210,993
	333,342+(a)(j)	Oyster Bay Re 2018, 1/15/21	302,541
	700,000+(a)(j)	Resilience Re, 5/1/21	70
	567,400+(a)(j)	Seminole Re 2018, 1/15/21	110,359
	142,857+(a)(j)	Seminole Re 2019, 1/31/21	145,785
	250,000+(a)(j)	Walton Health Re 2019, 6/30/20	248,214
	250,000+(a)(j)	Wentworth Re 2019-2, 7/31/20	246,855
	250,000+(a)(j)	Wentworth Re 2020-1, 12/31/23	221,568
			$ 2,505,327
		Windstorm – Florida — 0.5%
	750,000+(a)(j)	Portrush Re 2017, 6/15/20	$ 478,575
		Windstorm – North Carolina — 0.0%†
	250,000+(j)	Lahinch Re 2019, 5/31/20	$ 3,646
		Windstorm – U.S. Regional — 0.3%
	250,000+(a)(j)	Oakmont Re 2019, 4/30/21	$ 173,078
	250,000+(j)	Resilience Re, 6/7/21	121,250
			$ 294,328
		Total Collateralized Reinsurance	$ 5,174,778
		Industry Loss Warranties — 0.2%
		Multiperil – U.S. — 0.2%
	250,000+(a)(j)	Scotscraig Re 2020, 1/31/21	$ 236,142
		Total Industry Loss Warranties	$ 236,142
		Reinsurance Sidecars — 10.7%
		Multiperil – U.S. — 0.9%
	1,000,000+(a)(j)	Carnoustie Re 2016, 11/30/20	$ 27,000
	1,000,000+(a)(j)	Carnoustie Re 2017, 11/30/21	131,800
	250,000+(j)	Carnoustie Re 2018, 12/31/21	2,800
	400,000+(a)(j)	Castle Stuart Re 2018, 12/1/21	114,885
	1,000,000+(a)(k)	Harambee Re 2018, 12/31/21	78,000
	1,000,000+(k)	Harambee Re 2019, 12/31/22	95,500
	500,000+(a)(k)	Harambee Re 2020, 12/31/23	507,850
			$ 957,835
		Multiperil – U.S. Regional — 0.0%†
	250,000+(a)(j)	EC0009 Re, 12/31/20	$ 41,250

The accompanying notes are an integral part of these financial statements.
Pioneer Diversified High Income Trust | Annual Report | 4/30/20 31

Schedule of Investments | 4/30/20 (continued)

Face
Amount
USD ($)		Value

	Multiperil – Worldwide — 9.8%
3,037+(a)(j)	Alturas Re 2019-2, 3/10/22	$ 26,460
250,000+(a)(j)	Alturas Re 2019-3, 9/12/23	277,425
500,000+(a)(j)	Alturas Re 2020-2, 3/10/23	511,850
500,000+(a)(j)	Bantry Re 2018, 12/31/21	5,700
492,000+(j)	Bantry Re 2019, 12/31/22	16,710
470,033+(a)(j)	Bantry Re 2020, 12/31/23	483,460
1,579,039+(a)(j)	Berwick Re 2018-1, 12/31/21	192,169
1,128,124+(a)(j)	Berwick Re 2019-1, 12/31/22	1,217,487
400,000+(k)	Blue Lotus Re 2018, 12/31/21	24,880
12,500+(j)	Eden Re II, 3/22/22 (144A)	16,761
37,500+(j)	Eden Re II, 3/22/22 (144A)	43,302
7,125+(a)(j)	Eden Re II, 3/22/23 (144A)	62,652
700,000+(a)(j)	Eden Re II, 3/22/24 (144A)	721,910
2,400,000+(j)	Gleneagles Re 2016, 11/30/20	74,880
1,500,000+(a)(j)	Gleneagles Re 2017, 11/30/21	156,396
250,000+(a)(j)	Gleneagles Re 2018, 12/31/21	29,575
221,708+(a)(j)	Gleneagles Re 2019, 12/31/22	248,535
1,059,157+(a)(j)	Gullane Re 2018, 12/31/21	998,997
1,000+(j)	Limestone Re 2018, 3/1/22	35,305
250,000+(a)	Lion Rock Re, 1/31/21	261,750
750,000+(a)(k)	Lorenz Re 2018, 7/1/21	53,775
498,977+(a)(k)	Lorenz Re 2019, 6/30/22	456,464
500,000+(a)(j)	Merion Re 2018-2, 12/31/21	544,700
250,000+(a)(k)	NCM Re 2018, 12/31/21	19,250
103,281+(a)(k)	NCM Re 2019, 12/31/22	22,866
3,000,000+(j)	Pangaea Re 2015-1, 2/28/21	3,925
2,000,000+(j)	Pangaea Re 2016-1, 11/30/20	4,440
2,000,000+(a)(j)	Pangaea Re 2017-1, 11/30/21	32,200
1,000,000+(a)(j)	Pangaea Re 2018-1, 12/31/21	58,800
1,000,000+(a)(j)	Pangaea Re 2018-3, 7/1/22	20,743
819,247+(a)(j)	Pangaea Re 2019-1, 2/1/23	17,071
735,313+(a)(j)	Pangaea Re 2019-3, 7/1/23	739,703
810,646+(a)(j)	Pangaea Re 2020-1, 2/1/24	831,639
200,000+(a)(j)	Sector Re V, 3/1/24 (144A)	109,499
250,000+(a)(j)	Sector Re V, 12/1/24 (144A)	248,860
1,000,000+(a)(j)	St. Andrews Re 2017-1, 2/1/21	67,800
515,671+(a)(j)	Sussex Re 2020-1, 12/31/22	529,078
500,000+(a)(k)	Thopas Re 2018, 12/31/21	10,650
313,499+(a)(k)	Thopas Re 2019, 12/31/22	59,565
300,000+(a)(k)	Thopas Re 2020, 12/31/23	307,860
500,000+(a)(j)	Versutus Re 2018, 12/31/21	—
441,274+(j)	Versutus Re 2019-A, 12/31/21	37,994
58,727+(j)	Versutus Re 2019-B, 12/31/21	5,056

The accompanying notes are an integral part of these financial statements.
32 Pioneer Diversified High Income Trust | Annual Report | 4/30/20

Face
Amount
USD ($)		Value

	Multiperil – Worldwide — (continued)
500,000+(a)(k)	Viribus Re 2018, 12/31/21	$ 20,250
212,306+(k)	Viribus Re 2019, 12/31/22	4,416
240,783+(a)(k)	Viribus Re 2020, 12/31/23	252,918
507,289+(a)(j)	Woburn Re 2018, 12/31/21	67,867
499,829+(a)(j)	Woburn Re 2019, 12/31/22	292,323
		$ 10,225,916
	Total Reinsurance Sidecars	$ 11,225,001
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $23,294,164)	$ 20,329,817

Principal
Amount
USD ($)

SENIOR SECURED FLOATING RATE LOAN
INTERESTS — 14.1% of Net Assets*(d)
Aerospace & Defense — 0.8%
497,500	Jazz Acquisition Inc., First Lien Initial Term Loan, 4.65%
	(LIBOR + 425 bps), 6/19/26	$ 379,966
486,250	Peraton Corp. (fka MHVC Acquisition Corp.), First Lien
Initial Term Loan, 6.25% (LIBOR +
	525 bps), 4/29/24	457,075
	Total Aerospace & Defense	$ 837,041
Automobile — 1.3%
448,823	Commercial Vehicle Group, Inc. (CVG), Initial Term Loan,
	7.0% (LIBOR + 600 bps), 4/12/23	$ 406,186
281,412	CWGS Group LLC (aka Camping World, Inc.), Term Loan,
	4.116% (LIBOR + 275 bps), 11/8/23	205,431
500,000	Drive Chassis Holdco LLC, Second Lien Term B Loan,
	9.561% (LIBOR + 825 bps), 4/10/26	387,500
374,554	Navistar, Inc., Tranche B Term Loan, 4.22% (LIBOR +
	350 bps), 11/6/24	342,092
	Total Automobile	$ 1,341,209
Building Materials — 0.4%
389,000	WKI Holding Co., Inc. (aka World Kitchen), Initial Term
	Loan, 4.991% (LIBOR + 400 bps), 5/1/24	$ 369,550
	Total Building Materials	$ 369,550
Buildings & Real Estate — 0.3%
401,105	WireCo WorldGroup, Inc. (WireCo WorldGroup Finance
LP), First Lien Initial Term Loan, 6.072% (LIBOR +
	500 bps), 9/29/23	$ 303,837
	Total Buildings & Real Estate	$ 303,837

The accompanying notes are an integral part of these financial statements.
Pioneer Diversified High Income Trust | Annual Report | 4/30/20 33

Schedule of Investments | 4/30/20 (continued)

Principal
Amount
USD ($)		Value

Chemicals, Plastics & Rubber — 0.5%
585,060	Twist Beauty International Holdings SA, Facility B2,
	4.907% (LIBOR + 300 bps), 4/22/24	$ 548,494
	Total Chemicals, Plastics & Rubber	$ 548,494
Computers & Electronics — 1.1%
245,000	Chloe OX Parent LLC, Initial Term Loan, 5.95% (LIBOR +
	450 bps), 12/23/24	$ 208,020
176,909	Energy Acquisition LP (aka Electrical Components
International), First Lien Initial Term Loan,
	4.654% (LIBOR + 425 bps), 6/26/25	128,259
297,750	Natel Engineering Co., Inc., Initial Term Loan, 6.072%
	(LIBOR + 500 bps), 4/30/26	223,312
701,987	Ultra Clean Holdings, Inc., Term B Loan, 4.904%
	(LIBOR + 450 bps), 8/27/25	666,887
	Total Computers & Electronics	$ 1,226,478
Diversified & Conglomerate Manufacturing — 0.1%
98,250	Pelican Products, Inc., First Lien Term Loan, 4.5% (LIBOR +
	350 bps), 5/1/25	$ 81,793
	Total Diversified & Conglomerate Manufacturing	$ 81,793
Diversified & Conglomerate Service — 1.8%
241,315	CB Poly Investments LLC, First Lien Closing Date Term
	Loan, 5.95% (LIBOR + 450 bps), 8/16/23	$ 182,193
559,564	DTI Holdco, Inc., Replacement B-1 Term Loan, 5.75%
	(LIBOR + 475 bps), 9/29/23	425,968
321,750	DynCorp International, Inc., Term Loan, 6.751% (LIBOR +
	600 bps), 8/18/25	291,184
54,953	National Mentor Holdings, Inc. (aka Civitas Solutions,
Inc.), First Lien Initial Term Loan, 4.957%
	(LIBOR + 425 bps), 3/9/26	52,480
2,496	National Mentor Holdings, Inc. (aka Civitas Solutions,
Inc.), First Lien Initial Term C Loan, 5.71%
	(LIBOR + 425 bps), 3/9/26	2,383
370,046	Team Health Holdings, Inc., Initial Term Loan, 3.75%
	(LIBOR + 275 bps), 2/6/24	275,129
215,094	Trico Group LLC, First Lien Tranche B-2 Term Loan, 8.45%
	(LIBOR + 700 bps), 2/2/24	201,382
503,446	West Corp., Incremental Term B-1 Loan, 4.95% (LIBOR +
	350 bps), 10/10/24	392,867
	Total Diversified & Conglomerate Service	$ 1,823,586
Electric & Electrical — 0.1%
91,057	Rackspace Hosting, Inc., First Lien Term B Loan, 4.763%
	(LIBOR + 300 bps), 11/3/23	$ 85,887
	Total Electric & Electrical	$ 85,887

The accompanying notes are an integral part of these financial statements.
34 Pioneer Diversified High Income Trust | Annual Report | 4/30/20

Principal
Amount
USD ($)		Value

Electronics — 0.1%
193,467	nThrive, Inc. (fka Precyse Acquisition Corp.), Additional
	Term B-2 Loan, 5.5% (LIBOR + 450 bps), 10/20/22	$ 140,264
	Total Electronics	$ 140,264
Healthcare & Pharmaceuticals — 1.0%
341,250	Alphabet Holding Co., Inc. (aka Nature’s Bounty), First
Lien Initial Term Loan, 3.904% (LIBOR +
	350 bps), 9/26/24	$ 307,694
326,188	NMN Holdings III Corp., First Lien Closing Date Term Loan,
	4.154% (LIBOR + 375 bps), 11/13/25	293,569
470,000	Sotera Health Holdings LLC, First Lien Initial Term Loan,
	5.5% (LIBOR + 450 bps), 12/11/26	454,196
	Total Healthcare & Pharmaceuticals	$ 1,055,459
Healthcare, Education & Childcare — 1.2%
716,740	KUEHG Corp. (fka KC MergerSub, Inc.) (aka KinderCare),
	Term B-3 Loan, 5.2% (LIBOR + 375 bps), 2/21/25	$ 586,831
240,000	Surgery Center Holdings, Inc., 2020 Incremental Term
	Loan, 9.0% (LIBOR + 800 bps), 9/3/24	241,200
497,500	U.S. Renal Care, Inc., Initial Term Loan, 5.438% (LIBOR +
	500 bps), 6/26/26	473,496
	Total Healthcare, Education & Childcare	$ 1,301,527
Insurance — 0.7%
490,116	Confie Seguros Holding II Co., Term B Loan, 6.363%
	(LIBOR + 475 bps), 4/19/22	$ 392,297
330,112	Integro Parent, Inc., First Lien Initial Term Loan, 6.75%
	(LIBOR + 575 bps), 10/31/22	321,859
	Total Insurance	$ 714,156
Leisure & Entertainment — 0.1%
191,703	Fitness International LLC, Term B Loan, 4.322% (LIBOR +
	325 bps), 4/18/25	$ 133,234
	Total Leisure & Entertainment	$ 133,234
Machinery — 1.3%
170,286	CTC AcquiCo GmbH, Facility B2, 4.363% (LIBOR +
	275 bps), 3/7/25	$ 154,534
498,750	MHI Holdings LLC, Initial Term Loan, 5.404% (LIBOR +
	500 bps), 9/21/26	456,356
164,084	NN, Inc., Tranche B Term Loan, 6.154% (LIBOR +
	575 bps), 10/19/22	122,242
1,016,297	Shape Technologies Group, Inc., Initial Term Loan,
	4.043% (LIBOR + 300 bps), 4/21/25	650,430
	Total Machinery	$ 1,383,562

The accompanying notes are an integral part of these financial statements.
Pioneer Diversified High Income Trust | Annual Report | 4/30/20 35

Schedule of Investments | 4/30/20 (continued)

Principal
Amount
USD ($)		Value

Media — 0.0%†
987	CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
March 2017 Refinancing Term Loan, 3.064% (LIBOR +
	225 bps), 7/17/25	$ 949
621	CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
October 2018 Incremental Term Loan, 3.064% (LIBOR +
	225 bps), 1/15/26	594
	Total Media	$ 1,543
Oil & Gas — 1.0%
794,000	BCP Raptor II LLC, Initial Term Loan, 5.154% (LIBOR +
	475 bps), 11/3/25	$ 389,060
194,116	Encino Acquisition Partners Holdings LLC, Second Lien
Initial Term Loan, 7.75% (LIBOR +
	675 bps), 10/29/25	85,735
391,471	Summit Midstream Partners Holdings LLC, Term Loan
	Credit Facility, 7.0% (LIBOR + 600 bps), 5/13/22	78,294
692,617	Traverse Midstream Partners LLC, Advance Term Loan,
	5.0% (LIBOR + 400 bps), 9/27/24	533,315
	Total Oil & Gas	$ 1,086,404
Personal, Food & Miscellaneous Services — 0.5%
498,750	Option Care Health, Inc., Term B Loan, 4.904% (LIBOR +
	450 bps), 8/6/26	$ 472,566
140,694	Parfums Holding Co., Inc., First Lien Initial Term Loan,
	5.863% (LIBOR + 425 bps), 6/30/24	122,579
	Total Personal, Food & Miscellaneous Services	$ 595,145
Retail — 0.3%
341,250	Bass Pro Group LLC, Initial Term Loan, 6.072% (LIBOR +
	500 bps), 9/25/24	$ 285,626
	Total Retail	$ 285,626
Securities & Trusts — 0.9%
641,500	Spectacle Gary Holdings LLC, Closing Date Term Loan,
	11.0% (LIBOR + 900 bps), 12/23/25	$ 561,313
428,037	Stonepeak Lonestar Holdings LLC, Initial Term Loan,
	5.635% (LIBOR + 450 bps), 10/19/26	370,965
	Total Securities & Trusts	$ 932,278
Textile & Apparel — 0.4%
496,250	Adient US LLC, Initial Term Loan, 5.524% (LIBOR +
	400 bps), 5/6/24	$ 398,241
	Total Textile & Apparel	$ 398,241

The accompanying notes are an integral part of these financial statements.
36 Pioneer Diversified High Income Trust | Annual Report | 4/30/20

Principal
Amount
USD ($)		Value

Transportation — 0.2%
320,938	Envision Healthcare Corp., Initial Term Loan, 4.154%
	(LIBOR + 375 bps), 10/10/25	$ 225,459
	Total Transportation	$ 225,459
TOTAL SENIOR SECURED FLOATING RATE
LOAN INTERESTS
	(Cost $18,147,300)	$ 14,870,773

Number of		Counter-		Strike Expiration
Contracts	Description	party	Amount	Price Date

OVER THE COUNTER (OTC) CALL OPTIONS
PURCHASED — 0.0%
297,012^(l)	Desarrolladora	Bank of New
	Homex SAB	York Mellon
	de CV	Corp.	MXN —	MXN —(m) 10/23/22	$ —
297,012^(n)	Desarrolladora	Bank of New
	Homex SAB	York Mellon
	de CV	Corp.	MXN —	MXN —(m) 10/23/22	—
$ —
TOTAL OVER THE COUNTER (OTC) CALL OPTIONS
PURCHASED
	(Premiums paid $ —)				$ —
OVER THE COUNTER (OTC) CURRENCY PUT
OPTION PURCHASED — 0.0%†
3,910,000	Put EUR	Bank of
	Call USD	America NA USD 42,366		USD 1.11 3/8/21	$ 77,256
TOTAL OVER THE COUNTER (OTC) CURRENCY PUT
OPTION PURCHASED
	(Premiums paid $42,366)				$ 77,256
TOTAL OPTIONS PURCHASED
	(Premiums paid $42,366)				$ 77,256
TOTAL INVESTMENTS IN UNAFFILIATED
ISSUERS — 142.1%
	(Cost $171,934,315)(o)				$149,185,646
OVER THE COUNTER (OTC) CURRENCY CALL
OPTION WRITTEN — (0.0)%†
(3,910,000)	Call EUR	Bank of
	Put USD	America NA USD 42,366		USD 1.20 3/8/21	$ (10,118)
TOTAL OVER THE COUNTER (OTC) CURRENCY CALL
OPTION WRITTEN
	(Premiums received $(42,366))				$ (10,118)
	OTHER ASSETS AND LIABILITIES — (42.1)%				$ (44,190,140)
	NET ASSETS — 100.0%				$104,985,388

The accompanying notes are an integral part of these financial statements.
Pioneer Diversified High Income Trust | Annual Report | 4/30/20 37

Schedule of Investments | 4/30/20 (continued)

bps	Basis Points.
CMT	Constant Maturity Treasury Index.
EURIBOR	Euro Interbank Offered Rate.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.
(144A)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2020, the value of these securities amounted to $96,870,303, or 92.3% of net assets.

†	Amount rounds to less than 0.1%.
*
Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at April 30, 2020.

+	Security that used significant unobservable inputs to determine its value.
^	Security is valued using fair value methods (other than supplied by independent pricing services).
(a)	Non-income producing security.
(b)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at April 30, 2020.
(c)	Security is perpetual in nature and has no stated maturity date.
(d)	Floating rate note. Coupon rate, reference index and spread shown at April 30, 2020.
(e)	Security is priced as a unit.
(f)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(g)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(h)	Security is in default.
(i)	Securities are restricted as to resale.
(j)	Issued as participation notes.
(k)	Issued as preference shares.
(l)	Option does not become effective until underlying company’s outstanding common shares reach a market capitalization of MXN 12.5 Billion.
(m)	Strike price is 1 Mexican Peso (MXN).
(n)	Option does not become effective until underlying company’s outstanding common shares reach a market capitalization of MXN 15.5 Billion.

The accompanying notes are an integral part of these financial statements.
38 Pioneer Diversified High Income Trust | Annual Report | 4/30/20

(o)	Distributions of investments by country of issue, as a percentage of total Investments based on country of domicile, is as follows:

United States	57.7%
Bermuda	12.8
Canada	7.1
Luxembourg	4.4
Netherlands	2.3
Cayman Islands	2.2
Mexico	1.8
United Kingdom	1.4
France	1.4
Ireland	1.1
Italy	1.1
Other (individually less than 1%)	6.7
100.0%

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
	In					Unrealized
Currency	Exchange	Currency			Settlement	Appreciation
Purchased	for	Sold	Deliver	Counterparty	Date	(Depreciation)
EUR	1,177,113	USD	(1,276,074)	Bank of New York Mellon Corp.	5/26/20	$ 13,769
IDR	4,193,245,000	USD	(265,631)	JPMorgan Chase Bank NA	6/26/20	14,269
USD	1,237,438	EUR	(1,134,550)	State Street Bank & Trust Co.	5/26/20	(5,766)
USD	1,917,549	EUR	(1,765,000)	State Street Bank & Trust Co.	7/24/20	(18,988)
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$ 3,284

SWAP CONTRACTS
OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS — SELL PROTECTION
	Obligation		Annual
Notional	Reference/	Pay/	Fixed	Expiration	Premiums	Unrealized	Market
Amount ($)(1)	Counterparty Index	Receive(2)	Rate	Date	(Received)	(Depreciation)	Value
80,000	Goldman Sachs Chesapeake	Receive	5.00%	6/20/22	$ (9,000)	$ (65,884)	$ (74,884)
	International Energy Corp.
45,000	Goldman Sachs Chesapeake	Receive	5.00%	6/20/22	(5,512)	(36,610)	(42,122)
	International Energy Corp.
75,000	Goldman Sachs Chesapeake	Receive	5.00%	6/20/22	(9,188)	(61,016)	(70,204)
	International Energy Corp.
TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP
CONTRACTS — SELL PROTECTION					$(23,700)	$(163,510)	$(187,210)
TOTAL SWAP CONTRACTS					$(23,700)	$(163,510)	$(187,210)

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Receives quarterly.
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
ARS — Argentine Peso
EUR — Euro
IDR — Indonesian Rupiah
MXN — Mexican Peso
The accompanying notes are an integral part of these financial statements.
Pioneer Diversified High Income Trust | Annual Report | 4/30/20 39

Schedule of Investments | 4/30/20 (continued)
Purchases and sales of securities (excluding temporary cash investments) for the year ended April 30, 2020, aggregated $95,801,967 and $106,601,381, respectively.
The Trust is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the “Adviser”) serves as the Trust’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended April 30, 2020, the Trust did not engage in any cross trade activity.
At April 30, 2020, the net unrealized depreciation on investments based on cost for federal tax purposes of $173,297,230 was as follows:
Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 9,908,392
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(34,214,020)
Net unrealized depreciation	$(24,305,628)
Various inputs are used in determining the value of the Trust’s investments. These inputs are summarized in the three broad levels below.
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The accompanying notes are an integral part of these financial statements.
40 Pioneer Diversified High Income Trust | Annual Report | 4/30/20

The following is a summary of the inputs used as of April 30, 2020, in valuing the Trust’s investments:
	Level 1	Level 2	Level 3	Total
Common Stocks
Oil, Gas & Consumable Fuels	$8	$—	$22,354	$22,362
Specialty Retail	—	—	50,085	50,085
All Other Common Stock	144	—	—	144
Preferred Stocks
Diversified Financial Services	—	505,000	—	505,000
All Other Preferred Stocks	955,690	—	—	955,690
Asset Backed Securities	—	951,763	—	951,763
Collateralized Mortgage Obligations	—	305,695	—	305,695
Commercial Mortgage-Backed
Securities	—	7,078,784	—	7,078,784
Convertible Corporate Bonds	—	2,274,767	—	2,274,767
Corporate Bonds	—	97,829,759	—	97,829,759
Foreign Government Bonds	—	3,933,751	—	3,933,751
Insurance-Linked Securities
Collateralized Reinsurance
Multiperil – Massachusetts	—	—	254,969	254,969
Multiperil – U.S.	—	—	762,755	762,755
Multiperil – U.S. & Canada	—	—	245,733	245,733
Multiperil – U.S. Regional	—	—	629,445	629,445
Multiperil – Worldwide	—	—	2,505,327	2,505,327
Windstorm – Florida	—	—	478,575	478,575
Windstorm – North Carolina	—	—	3,646	3,646
Windstorm – U.S. Regional	—	—	294,328	294,328
Industry Loss Warranties
Multiperil – U.S.	—	—	236,142	236,142
Reinsurance Sidecars
Multiperil – U.S.	—	—	957,835	957,835
Multiperil – U.S. Regional	—	—	41,250	41,250
Multiperil – Worldwide	—	—	10,225,916	10,225,916
All Other Insurance-Linked Securities	—	3,693,896	—	3,693,896
Senior Secured Floating Rate
Loan Interests	—	14,870,773	—	14,870,773
Over The Counter (OTC) Call
Option Purchased	—	— *	—	— *
Over The Counter (OTC) Currency
Put Option Purchased	—	77,256	—	77,256
Total Investments in Securities	$955,842	$131,521,444	$16,708,360	$149,185,646
Other Financial Instruments
Over The Counter (OTC) Currency
Call Option Written	$—	$(10,118)	$—	$(10,118)
Net unrealized appreciation
on forward foreign currency
exchange contracts	—	3,284	—	3,284
Swap contracts, at value	—	(187,210)	—	(187,210)
Total Other
Financial Instruments	$—	$(194,044)	$—	$(194,044)

* Security valued at $0.

The accompanying notes are an integral part of these financial statements.
Pioneer Diversified High Income Trust | Annual Report | 4/30/20 41

Schedule of Investments | 4/30/20 (continued)

			Change in				Transfers
	Balance	Realized	unrealized			Accrued	in and out	Balance
	as of	gain	appreciation			discounts/	of Level 3	as of
	4/30/19	(loss)(1)	(depreciation)(2)	Purchases	Sales	premiums	categories	4/30/20
Common Stocks
Health Care
Technology	$ 699	$ 104,114	$ —	$ —	$ (104,813)	$ —	$ —	$ —
Oil, Gas &
Consumable
Fuels	57,169	—	5,358	16,989	(57,162)	—	—	22,354
Specialty Retail	87,543	—	(12,665)	—	(24,793)	—	—	50,085
Preferred Stocks
Chemicals	45,523	(376,584)	331,061	—	—	—	—	—
Corporate Bonds
Diversified Finance
Services	7,825,000	73,271	(4,440,214)	—	(3,383,716	(74,341)	—	—
Insurance-Linked
Securities
Collateralized
Reinsurance
Multiperil –
Massachusetts	417,585	—	(122)	245,156	(407,650)	—	—	254,969
Multiperil – U.S.	230,264(a)	—	39,709	492,782	—	—	—	762,755
Multiperil –
U.S. & Canada	—	—	4,958	240,775	—	—	—	245,733
Multiperil – U.S.
Regional	247,500	—	38,560	586,885	(243,500)	—	—	629,445
Multiperil –
Worldwide	2,901,329	(39,503)	127,897	1,640,132	(2,119,765)	(4,763)		2,505,327
Windstorm –
Florida	497,175	—	(950)	—	(17,650)	—	—	478,575
Windstorm –
North Carolina	—	—	3,646	244,505	(244,505)	—	—	3,646
Windstorm –
U.S. Regional	279,725	—	12,996	472,011	(470,404)	—		294,328
Industry Loss
Warranties
Multiperil – U.S.	38,851	12	5,728	225,719	(34,168)	—	—	236,142
Reinsurance
Sidecars
Multiperil – U.S.	1,843,707	—	127,641	500,000	(1,513,513)	—	—	957,835
Multiperil – U.S.
Regional	66,875	—	16,388	—	(42,013)	—	—	41,250
Multiperil –
Worldwide	11,602,131(b)	(125,123)	348,621	5,571,423	(7,171,136)	—	—	10,225,916

The accompanying notes are an integral part of these financial statements.
42 Pioneer Diversified High Income Trust | Annual Report | 4/30/20

			Change in				Transfers
	Balance	Realized	unrealized			Accrued	in and out	Balance
	as of	gain	appreciation			discounts/	of Level 3	as of
	4/30/19	(loss)(1)	(depreciation)(2)	Purchases	Sales	premiums	categories	4/30/20
Senior Secured
Floating
Rate Loan
Interests
Insurance	$ 230,918	$ (400)	$ 123,208	$ —	$ (355,259)	$ 1,533	$ —	$ —
Rights/Warrants
Machinery	—*	—	—	—	—*	—	—	—
Total	$26,371,994	$ (364,213)	$(3,268,180)	$10,236,377	$(16,190,047)	$(77,571)	$ —	$16,708,360

(1)	Realized gain (loss) on these securities is included in the Realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the Change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Security valued at $0.
(a)	Includes security valued at $230,264 that was classified as Collateralized Reinsurance, Multiperil — Worldwide on the April 30, 2019 financial statements.
(b)	Includes securities valued at $1,510,592 that were classified as Reinsurance Sidecars, All Natural Peril — Worldwide on the April 30, 2019 financial statements.

Net change in unrealized appreciation (depreciation) of Level 3 investments
still held and considered Level 3 at April 30, 2020:	$758,477

The accompanying notes are an integral part of these financial statements.
Pioneer Diversified High Income Trust | Annual Report | 4/30/20 43

Statement of Assets and Liabilities | 4/30/20

ASSETS:
Investments in unaffiliated issuers, at value (cost $171,934,315)	$149,185,646
Cash	195,787
Foreign currencies, at value (cost $4,923)	4,943
Net unrealized appreciation on forward foreign currency exchange contracts	3,284
Receivables —
Investment securities sold	634,340
Interest	2,171,512
Other assets	51
Total assets	$152,195,563
LIABILITIES:
Payables —
Credit agreement	$45,000,000
Investment securities purchased	1,906,431
Trustees’ fees	573
Interest expense	7,094
Unrealized depreciation on unfunded loan commitments	11,383
Written options outstanding (net premiums received $(42,366))	10,118
Swap contracts, at value (net premiums received $(23,700))	187,210
Due to affiliates	8,910
Accrued expenses	78,456
Total liabilities	$47,210,175
NET ASSETS:
Paid-in capital	$170,800,602
Distributable earnings (loss)	(65,815,214)
Net assets	$104,985,388
NET ASSET VALUE PER SHARE:
No par value
Based on $104,985,388/8,332,790 shares	$12.60

The accompanying notes are an integral part of these financial statements.
44 Pioneer Diversified High Income Trust | Annual Report | 4/30/20

Statement of Operations
FOR THE YEAR ENDED 4/30/20

INVESTMENT INCOME:
Interest from unaffiliated issuers (net of foreign taxes
withheld $34,355)	$12,977,179
Dividends from unaffiliated issuers (net of foreign taxes
withheld $8,279)	710,814
Total investment income		$13,687,993
EXPENSES:
Management fees	$1,615,115
Administrative expense	110,922
Transfer agent fees	11,683
Shareowner communications expense	13,714
Custodian fees	33,653
Professional fees	72,375
Printing expense	23,562
Pricing fees	28,992
Trustees’ fees	7,512
Insurance expense	2,520
Interest expense	1,758,200
Miscellaneous	68,080
Total expenses		$3,746,328
Net investment income		$9,941,665
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(7,456,044)
Written options	99,404
Forward foreign currency exchange contracts	46,011
Swap contracts	10,167
Other assets and liabilities denominated in
foreign currencies	64,534	$(7,235,928)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(22,529,719)
Written options	(48,211)
Forward foreign currency exchange contracts	(10,848)
Swap contracts	(196,589)
Unfunded loan commitments	(11,415)
Other assets and liabilities denominated in
foreign currencies	22,547	$(22,774,235)
Net realized and unrealized gain (loss) on investments		$(30,010,163)
Net decrease in net assets resulting from operations		$(20,068,498)

The accompanying notes are an integral part of these financial statements.
Pioneer Diversified High Income Trust | Annual Report | 4/30/20 45

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	4/30/20	4/30/19
FROM OPERATIONS:
Net investment income (loss)	$9,941,665	$10,073,684
Net realized gain (loss) on investments	(7,235,928)	(3,679,251)
Change in net unrealized appreciation (depreciation)
on investments	(22,774,235)	(4,413,583)
Net increase (decrease) in net assets resulting
from operations	$(20,068,498)	$1,980,850
DISTRIBUTIONS TO SHAREOWNERS:
($1.18 and $1.14 per share, respectively)	$(9,799,361)	$(9,499,381)
Total distributions to shareowners	$(9,799,361)	$(9,499,381)
Net decrease in net assets	$(29,867,859)	$(7,518,531)
NET ASSETS:
Beginning of year	$134,853,247	$142,371,778
End of year	$104,985,388	$134,853,247

The accompanying notes are an integral part of these financial statements.
46 Pioneer Diversified High Income Trust | Annual Report | 4/30/20

Statement of Cash Flows
FOR THE YEAR ENDED 4/30/20

Cash Flows From Operating Activities:
Net decrease in net assets resulting from operations	$(20,068,498)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash, restricted cash and foreign currencies from operating activities:
Purchases of investment securities	$(100,883,481)
Proceeds from disposition and maturity of investment securities	116,716,078
Net (accretion) and amortization of discount/premium on investment securities	(623,937)
Change in unrealized depreciation on investments in unaffiliated issuers	22,529,719
Change in unrealized depreciation on unfunded loan commitments	11,415
Change in unrealized depreciation on swap contracts	196,589
Change in unrealized depreciation on forward foreign currency exchange contracts	10,848
Change in unrealized depreciation on other assets and liabilities denominated
in foreign currencies	12
Change in unrealized depreciation on written options	48,211
Net realized loss on investments in unaffiliated issuers	7,456,044
Increase in interest receivable	(84,373)
Decrease in other assets	105
Decrease in due to affiliates	(13,086)
Decrease in trustees’ fees payable	(374)
Decrease in accrued expenses payable	(62,909)
Proceeds from sale of written options	61,103
Realized gains on written options	(99,404)
Net cash, restricted cash and foreign currencies provided by operating activities	$25,194,062
Cash Flows Used in Financing Activities:
Borrowings received	$3,000,000
Borrowings repaid	(19,000,000)
Decrease in interest expense payable	(37,768)
Distributions to shareowners	(9,799,361)
Net cash, restricted cash and foreign currencies used in financing activities	$(25,837,129)
Effect of Foreign Exchange Fluctuations on Cash:
Effect of foreign exchange fluctuations on cash	$(12)
Cash, restricted cash and foreign currencies:
Beginning of the year*	$843,809
End of the year*	$200,730
Cash Flow Information:
Cash paid for interest	$1,795,968

*
The following table provides a reconciliation of cash, restricted cash and foreign currencies reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statement of Cash Flows:

	Year Ended	Year Ended
	4/30/20	4/30/19
Cash	$195,787	$817,060
Foreign currencies, at value	4,943	26,749
Total cash, restricted cash and foreign currencies
shown in the Statement of Cash Flows	$200,730	$843,809

The accompanying notes are an integral part of these financial statements.
Pioneer Diversified High Income Trust | Annual Report | 4/30/20 47

Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	4/30/20	4/30/19	4/30/18	4/30/17*	4/30/16*

Per Share Operating Performance
Net asset value, beginning of period	$16.18	$17.09	$17.68	$16.63	$18.39
Increase (decrease) from investment operations:
Net investment income (a)	$1.19	$1.21	$1.23	$1.29	$1.55
Net realized and unrealized gain (loss) on investments	(3.59)	(0.98)	(0.56)	1.20	(1.81)
Net increase (decrease) from investment operations	$(2.40)	$0.23	$0.67	$2.49	$(0.26)
Distributions to shareowners from:
Net investment income and previously undistributed net investment income	$(1.18)	$(1.14)	$(1.26)**	$(1.44)**	$(1.50)
Net increase (decrease) in net asset value	$(3.58)	$(0.91)	$(0.59)	$1.05	$(1.76)
Net asset value, end of period	$12.60	$16.18	$17.09	$17.68	$16.63
Market value, end of period	$10.99	$14.39	$15.00	$16.70	$15.60
Total return at net asset value (b)	(15.21)%	2.58%	4.58%	16.20%	(1.01)%
Total return at market value (b)	(16.84)%	3.95%	(2.82)%	17.01%	(1.26)%
Ratios to average net assets of shareowners:
Total expenses plus interest expense (c)	2.88%	2.95%	2.54%	2.12%	1.99%
Net investment income available to shareowners	7.64%	7.37%	7.07%	7.52%	9.11%
Portfolio turnover rate	52%	37%	37%	58%	36%
Net assets, end of period (in thousands)	$104,985	$134,853	$142,372	$147,309	$138,570

The accompanying notes are an integral part of these financial statements.
48 Pioneer Diversified High Income Trust | Annual Report | 4/30/20

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	4/30/20	4/30/19	4/30/18	4/30/17*	4/30/16*

Total amount of debt outstanding (in thousands)	$45,000	$61,000	$64,000	$57,000	$57,000
Asset coverage per $1,000 of indebtedness	$3,333	$3,211	$3,225	$3,584	$3,431

*	The Trust was audited by an independent registered public accounting firm other than Ernst & Young LLP.
**
The amount of distributions made to shareowners during the year were in excess of the net investment income earned by the Trust during the year. The Trust has accumulated undistributed net investment income which is part of the Trust’s net asset value (“NAV’). A portion of the accumulated net investment income was distributed to shareowners during the year.

(a)	The per common share data presented above is based upon the average common shares outstanding for the periods presented.
(b)
Total investment return is calculated assuming a purchase of common shares at the current net asset value or market value on the first day and a sale at the current net asset value or market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(c)	Includes interest expense of 1.35%, 1.48%, 1.06%, 0.62% and 0.50%, respectively.
The accompanying notes are an integral part of these financial statements.
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Notes to Financial Statements | 4/30/20
1. Organization and Significant Accounting Policies
Pioneer Diversified High Income Trust (the “Trust”) was organized as a Delaware statutory trust on January 30, 2007. Prior to commencing operations on May 30, 2007, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to seek a high level of current income and the Trust may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its investment objective.
Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Trust’s investment adviser (the “Adviser”). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Trust’s distributor (the “Distributor”).
In November 2016, the Financial Account Standard Board (FASB) issued Accounting Standards Update 2016-18, Statement of Cash Flows (Topic 230) –Restricted Cash (“ASU 2016-18”), which is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years. The Trust adopted ASU 2016-18 effective with the beginning of the current reporting period, which resulted in changes to the presentation of restricted cash in the Trust’s Statement of Cash Flows and additional disclosures regarding the nature of the restrictions on cash and restricted cash.
In August 2018, the Securities and Exchange Commission (“SEC”) released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) for investment companies. The Trust’s financial statements were prepared in compliance with the new amendments to Regulation S-X.
During March 2017, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”), which shortens the amortization period for purchased non-contingently callable debt securities held at a premium. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for certain purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Trust has adopted ASU 2017-08 as of April 30, 2020. The implementation of ASU 2017-08 did not have a material impact on the Trust’s Financial Statements.
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The Trust is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Trust to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:
A.  Security Valuation
The net asset value of the Trust is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service,
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or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Trust’s shares are determined as of such times. The Trust may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are
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valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Trust’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust’s securities may differ significantly from exchange prices, and such differences could be material.
At April 30, 2020, five securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.07% of net assets. The value of these fair valued securities was $77,904.
B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
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Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Foreign Currency Translation
The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.   Federal Income Taxes
It is the Trust’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of April 30, 2020, the Trust did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
At April 30, 2020, the Trust was permitted to carry forward indefinitely $4,405,256 of short-term losses and $38,260,044 of long-term losses.
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The tax character of distributions paid during the years ended April 30, 2020 and April 30, 2019, were as follows:
	2020	2019
Distributions paid from:
Ordinary income	$9,799,361	$9,499,381
Total	$9,799,361	$9,499,381
The following shows the components of distributable earnings (losses) on a federal income tax basis at April 30, 2020:
2020
Distributable earnings/(losses):
Undistributed ordinary income	$1,146,226
Capital loss carryforward	(42,665,300)
Unrealized depreciation	(24,296,140)
Total	$(65,815,214)
The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the book/tax differences in the accrual of income on securities in default, the difference between book and tax amortization methods and discounts on fixed income securities.
E.   Risks
At times, the Trust’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Trust’s investments in foreign markets and countries with limited developing markets may subject the Trust to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The value of securities held by the Trust may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Trust.
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The Trust invests in below investment grade (“high yield”) debt securities, floating rate loans and insurance-linked securities. The Trust may invest in securities and other obligations of any credit quality, including those that are rated below investment grade, or are unrated but are determined by the Adviser to be of equivalent credit quality. Below investment grade securities are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
Certain securities in which the Trust invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Trust will not receive its sale proceeds until that time, which may constrain the Trust’s ability to meet its obligations. The Trust may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. The Trust’s investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.
The Trust may invest a significant amount of its total assets in illiquid securities. Illiquid securities are securities that the Trust reasonably expects cannot be sold or disposed of in the current market in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.
With the increased use of technologies such as the Internet to conduct business, the Trust is susceptible to operational, information security and related risks. While the Trust’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Trust cannot control the cybersecurity plans and systems put in place by service providers to the Trust such as Brown Brothers Harriman & Co., the Trust’s custodian and accounting agent, American Stock Transfer & Trust Company (“AST”), the Trust’s transfer agent. In addition, many beneficial owners of Trust shares hold them through accounts at
56 Pioneer Diversified High Income Trust | Annual Report | 4/30/20

broker-dealers, retirement platforms and other financial market participants over which neither the Trust nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Trust’s service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Trust’s ability to calculate its net asset value, impediments to trading, the inability of Trust shareowners to effect share purchases or redemptions or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance cost. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Trust’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
F.   Insurance-Linked Securities (“ILS”)
The Trust invests in ILS. The Trust could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events
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of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Trust is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Trust to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Trust’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Trust has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Trust’s structured reinsurance investments, and therefore the Trust’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Trust. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Trust is forced to sell an illiquid asset, the Trust may be forced to sell at a loss.
G.   Purchased Options
The Trust may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Trust to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Trust is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Trust’s Statement of Operations. As the purchaser of an index option, the Trust has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in
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the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.
The average market value of purchased options contracts open during the year ended April 30, 2020, was $50,164. Open purchased options at April 30, 2020, are listed in the Schedule of Investments.
H.   Option Writing
The Trust may write put and covered call options to seek to increase total return. When an option is written, the Trust receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Trust writes an option, an amount equal to the premium received by the Trust is recorded as “Written options outstanding” on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Trust on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Trust has realized a gain or loss. The Trust as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
The average market value of written options for the year ended April 30, 2020, was $(4,533). Open written options contracts at April 30, 2020, are listed in the Schedule of Investments.
I.    Forward Foreign Currency Exchange Contracts
The Trust may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the
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applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Trust’s financial statements. The Trust records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).
During the year ended April 30, 2020, the Trust had entered into various forward foreign currency exchange contracts that obligated the Trust to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Trust may close out such contract by entering into an offsetting contract.
The average market value of forward foreign currency exchange contracts open during the year ended April 30, 2020, was $(541,150). Open forward foreign currency exchange contracts outstanding at April 30, 2020, are listed in the Schedule of Investments.
J.   Credit Default Swap Contracts
A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Trust may buy or sell credit default swap contracts to seek to increase the Trust’s income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.
As a seller of protection, the Trust would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Trust. In return, the Trust would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Trust would keep the stream of payments and would have no payment obligation. The Trust may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Trust would function as the counterparty referenced above.
As a buyer of protection, the Trust makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Trust, as the protection buyer, is
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recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Trust are recorded as realized gains or losses on the Statement of Operations.
Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.
Credit default swap contracts involving the sale of protection may involve greater risks than if the Trust had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Trust is a protection buyer and no credit event occurs, it will lose its investment. If the Trust is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Trust, together with the periodic payments received, may be less than the amount the Trust pays to the protection buyer, resulting in a loss to the Trust. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Trust for the same reference obligation with the same counterparty.
Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Trust are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Trust is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as “Variation margin for centrally cleared swap contracts” on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for swaps” or “Due to broker for swaps” on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at April 30, 2020, is recorded as “Swaps collateral” on the Statement of Assets and Liabilities.
The average market value of credit default swap contracts open during the year ended April 30, 2020, was $(57,190). Open credit default swap contracts at April 30, 2020, are listed in the Schedule of Investments.
Pioneer Diversified High Income Trust | Annual Report | 4/30/20 61

K.   Automatic Dividend Reinvestment Plan
All shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the “Plan”), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the “Plan Agent”), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.
If a shareowner’s shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner’s behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner’s cash dividends in shares of the Trust on terms that differ from the terms of the Plan.
Whenever the Trust declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Trust or (ii) by purchase of outstanding shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent’s open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.
62 Pioneer Diversified High Income Trust | Annual Report | 4/30/20

L.   Statement of Cash Flows
Information on financial transactions which have been settled through the receipt or disbursement of cash or restricted cash is presented in the Statement of Cash Flows. Cash as presented in the Trust’s Statement of Assets and Liabilities includes cash on hand at the Trust’s custodian bank and does not include any short-term investments. As of and for the year ended April 30, 2020, the Trust had no restricted cash presented on the Statement of Assets and Liabilities.
2.   Management Agreement
The Adviser manages the Trust’s portfolio. Management fees are paid monthly under the Trust’s Advisory Agreement with the Adviser are calculated daily at the annual rate of 0.85% of the Trust’s average daily managed assets. “Managed assets” means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. For the year ended April 30, 2020, the net management fee was 0.85% of the Trust’s average daily managed assets, which was equivalent to 1.24% of the Trust’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Trust as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $8,910 in management fees, administrative costs and certain other reimbursements payable to the Adviser at April 30, 2020.
3.   Transfer Agent
AST serves as the transfer agent with respect to the Trust’s shares. The Trust pays AST an annual fee, as is agreed to from time to time by the Trust and AST, for providing such services.
In addition, the Trust reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls.
Pioneer Diversified High Income Trust | Annual Report | 4/30/20 63

4. Master Netting Agreements
The Trust has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Trust’s credit risk to its counterparty equal to any amounts payable by the Trust under the applicable transactions, if any. However, the Trust’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Trust and/or counterparty is held in segregated accounts by the Trust’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Trust’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Trust as collateral, if any, are identified as such in the Schedule of Investments.
Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Trust as of April 30, 2020.
64 Pioneer Diversified High Income Trust | Annual Report | 4/30/20

	Derivative
	Assets
	Subject to	Derivatives	Non-Cash	Cash	Net Amount
	Master Netting	Available	Collateral	Collateral	of Derivative
Counterparty	Agreement	for Offset	Received (a)	Received (a)	Assets (b)
Bank of America NA	$77,256	$(10,118)	$—	$—	$67,138
Bank of New York
Mellon Corp.	13,769	—	—	—	13,769
Goldman Sachs
International	—	—	—	—	—
JPMorgan Chase
Bank NA	14,269	—	—	—	14,269
State Street
Bank & Trust Co.	—	—	—	—	—
Total	$105,294	$(10,118)	$—	$—	$95,176

	Derivative
	Liabilities
	Subject to	Derivatives	Non-Cash	Cash	Net Amount
	Master Netting	Available	Collateral	Collateral	of Derivative
Counterparty	Agreement	for Offset	Pledged (a)	Pledged (a)	Liabilities (c)
Bank of America NA	$10,118	$(10,118)	$—	$—	$—
Bank of New York
Mellon Corp.	—	—	—	—	—
Goldman Sachs
International	163,510	—	—	—	163,510
JPMorgan Chase
Bank NA	—	—	—	—	—
State Street
Bank & Trust Co.	24,754	—	—	—	24,754
Total	$198,382	$(10,118)	$—	$—	$188,264

(a)	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b)	Represents the net amount due from the counterparty in the event of default.
(c)	Represents the net amount payable to the counterparty in the event of default.
5.   Additional Disclosures about Derivative Instruments and Hedging Activities
The Trust’s use of derivatives may enhance or mitigate the Trust’s exposure to the following risks:
Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Trust.
Pioneer Diversified High Income Trust | Annual Report | 4/30/20 65

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2020, was as follows:
Statement of Assets and Liabilities
			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Assets:
Options purchased*	$ —	$ —	$77,256	$ —**	$ —
Net unrealized
appreciation on
forward foreign
currency exchange
contracts	—	—	3,284	—	—
Total Value	$ —	$ —	$80,540	$ —**	$ —
Liabilities:
Written options
outstanding	$ —	$ —	$10,118	$ —	$ —
Swap contracts,
at value	—	187,210	—	—	—
Total Value	$ —	$187,210	$10,118	$ —	$ —

*	Reflects the market value of purchased option contracts (see Note 1G). These amounts are included in Investments in unaffiliated issuers, at value, on the Statement of Assets and Liabilities.
**	Securities valued at $0.
66 Pioneer Diversified High Income Trust | Annual Report | 4/30/20

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at April 30, 2020, was as follows:
Statement of Operations
			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized
gain (loss):
Options purchased*	$ —	$ —	$ (4,632)	$ —	$ —
Written options	—	—	99,404	—	—
Forward foreign
currency exchange
contracts	—	—	46,011	—	—
Swap contracts	—	10,167	—	—	—
Total Value	$ —	$ 10,167	$140,783	$ —	$ —
Change in net
unrealized
appreciation
(depreciation) on:
Options purchased**	$ —	$ —	$ (18,591)	$ —***	$ —
Written options	—	—	(48,211)	—	—
Forward foreign
currency exchange
contracts	—	—	(10,848)	—	—
Swap contracts	—	(196,589)	—	—	—
Total Value	$ —	$(196,589)	$ (77,650)	$ —	$ —

*
Reflects the net realized gain (loss) on purchased option contracts (see Note 1G). These amounts are included in Net realized gain (loss) on investments in unaffiliated issuers, on the Statement of Operations.

**
Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1G). These amounts are included in Change in net unrealized appreciation (depreciation) on investments in unaffiliated issuers, on the Statement of Operations.

***	Securities valued at $0.
6. Unfunded Loan Commitments
The Trust may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Trust is obliged to provide funding to the borrower upon demand. A fee is earned by the Trust on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.
Pioneer Diversified High Income Trust | Annual Report | 4/30/20 67

As of April 30, 2020, the Trust has the following unfunded loan commitments outstanding:
				Unrealized
Loan	Principal	Cost	Value	Depreciation
NMN Holdings III Corp.	$69,974	$69,837	$62,977	$(6,860)
Spectacle Gary Holdings, LLC	46,500	45,211	40,688	(4,523)
Total Value	$116,474	$115,048	$103,665	$(11,383)
7. Trust Shares
Transactions in shares of beneficial interest for the year ended April 30, 2020 and the year ended April 30, 2019 were as follows:
	4/30/20	4/30/19
Shares outstanding at beginning of year	8,332,790	8,332,790
Shares outstanding at end of year	8,332,790	8,332,790
8. Credit Agreement
The Trust has entered into a Revolving Credit Facility (the “Credit Agreement”) with the Bank of Scotia. Effective January 27, 2020, there is a $68,000,000 borrowing limit. Prior to January 27, 2020, there was a $70,000,000 borrowing limit.
At April 30, 2020, the Trust had a borrowing outstanding under the credit agreement totaling $45,000,000. The interest rate charged at April 30, 2020 was 0.98%. During the year ended April 30, 2020, the average daily balance was $59,656,085 at an average interest rate of 2.80%. Interest expense of $1,758,200 in connection with the credit agreement is included on the Statement of Operations.
The Trust is required to maintain 300% asset coverage with respect to amounts outstanding under the credit agreement. Asset coverage is calculated by subtracting the Trust’s total liabilities, not including any bank loans and senior securities, from the Trust’s total assets and dividing such amount by the principal amount of the borrowing outstanding.
Effective January 27, 2020, the credit agreement has been amended to include an “evergreen” facility. More specifically, the credit agreement renews on a daily basis in perpetuity. The bank may, at any time, deliver to the borrower a termination notice, which becomes effective 179 days after its date of delivery.
9. Subsequent Events
A monthly dividend was declared on May 18, 2020 from undistributed and accumulated net investment income of $0.0950 per share payable May 29, 2020, to shareowners of record on May 19, 2020.
68 Pioneer Diversified High Income Trust | Annual Report | 4/30/20

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and the Shareholders of Pioneer Diversified High Income Trust:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer Diversified High Income Trust (the “Trust”), including the schedule of investments, as of April 30, 2020, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements”). The financial highlights for the periods ended April 30, 2016 and April 30, 2017 were audited by another independent registered public accounting firm whose report, dated June 19, 2017, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Diversified High Income Trust at April 30, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Pioneer Diversified High Income Trust | Annual Report | 4/30/20 69

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Amundi Pioneer investment companies since 2017.
Boston, Massachusetts
June 26, 2020
70 Pioneer Diversified High Income Trust | Annual Report | 4/30/20

ADDITIONAL INFORMATION (unaudited)
During the period, there have been no material changes in the Trust’s investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust’s charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust’s portfolio.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its shares in the open market.
The percentages of the Trust’s ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 55.81% .
Results of Shareholder Meeting
At an annual meeting held on September 18, 2019, shareholders of the Trust were asked to consider the proposal described below.
A report of the total votes cast by the Trust’s shareholders follows:
Proposal 1 – to elect three Class III Trustees
Nominee	For	Withhold
John E. Baumgardner	7,467,948	316,547
Lisa M. Jones	5,451,190	2,333,305
Lorraine H. Monchak	5,452,485	2,332,010

Pioneer Diversified High Income Trust | Annual Report | 4/30/20 71

Trustees, Officers and Service Providers
Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.
Custodian and Sub-Administrator
Brown Brothers Harriman & Co.
Independent Registered Public Accounting Firm
Ernst & Young LLP
Legal Counsel
Morgan, Lewis, Bockius LLP
Transfer Agent
American Stock Transfer & Trust Company
Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Trustees and Officers
The Trust’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.
The Statement of Additional Information of the Trust includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.
72 Pioneer Diversified High Income Trust | Annual Report | 4/30/20

Independent Trustees

Name, Age and Position	Term of Office and		Other Directorships
Held With the Trust	Length of Service	Principal Occupation	Held by Trustee
Thomas J. Perna (68) Chairman of the Board and Trustee	Class II Trustee since 2007. Term expires in 2021
Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013)
and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of
New York (financial and securities services) (1986 – 2004)

Director, Broadridge Financial Solutions,
Inc. (investor communications and
securities processing provider for financial
services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 – 2013);
and Commissioner, New Jersey State Civil
Service Commission (2011 – 2015)

John E. Baumgardner, Jr. (68) Trustee	Class III Trustee since 2019. Term expires in 2022.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-present)
Diane Durnin (63)	Class I Trustee since 2020.	Managing Director - Head of Product Strategy and Development, BNY Mellon	None
Trustee	Term expires in 2020.	Investment Management (2012-2018); Vice Chairman – The Dreyfus Corporation
(2005 – 2018): Executive Vice President Head of Product, BNY Mellon Investment
Management (2007-2012); Executive Director- Product Strategy, Mellon Asset
Management (2005-2007); Executive Vice President Head of Products, Marketing
and Client Service, Dreyfus Corporation (2000-2005); and Senior Vice President
Strategic Product and Business Development, Dreyfus Corporation (1994-2000)
Benjamin M. Friedman (75) Trustee	Class I Trustee since 2008. Term expires in 2020.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)

Pioneer Diversified High Income Trust | Annual Report | 4/30/20 73

Independent Trustees (continued)

Name, Age and Position	Term of Office and		Other Directorships
Held With the Trust	Length of Service	Principal Occupation	Held by Trustee
Lorraine H. Monchak (64)	Class III Trustee since 2015.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension	None
Trustee	Term expires in 2022.	funds) (2001 – present); Vice President – International Investments Group,
American International Group, Inc. (insurance company) (1993 – 2001);
Vice President – Corporate Finance and Treasury Group, Citibank, N.A.
(1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management
Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman
Hutton, Inc. (investment bank) (1987 – 1988); and Mortgage Strategies Group,
Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)
Marguerite A. Piret (71) Trustee	Class II Trustee since 2007. Term expires in 2021
Chief Financial Officer, American Ag Energy, Inc. (controlled environment and agriculture company) (2016 – present); and President and Chief Executive
Officer, Metric Financial Inc. (formerly known as Newbury Piret Company)
(investment banking firm) (1981 – 2019)

Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)
Fred J. Ricciardi (73)	Class II Trustee since 2014.	Consultant (investment company services) (2012 – present); Executive Vice	None
Trustee	Term expires in 2021.	President, BNY Mellon (financial and investment company services)
(1969 – 2012); Director, BNY International Financing Corp. (financial services)
(2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services)
(2009 – 2012); Director, Financial Models (technology) (2005-2007);
Director, BNY Hamilton Funds, Ireland (offshore investment companies)
(2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland
(financial services) (1999-2006); and Chairman, BNY Alternative Investment
Services, Inc. (financial services) (2005-2007)

74 Pioneer Diversified High Income Trust | Annual Report | 4/30/20

Interested Trustees

Name, Age and Position	Term of Office and		Other Directorships
Held With the Trust	Length of Service	Principal Occupation	Held by Trustee
Lisa M. Jones (58)*	Class III Trustee since 2014.	Director, CEO and President of Amundi Pioneer Asset Management USA, Inc.	None
Trustee, President and	Term expires in 2022.	(since September 2014); Director, CEO and President of Amundi Pioneer Asset
Chief Executive Officer		Management, Inc. (since September 2014); Director, CEO and President of Amundi
Pioneer Distributor, Inc. (since September 2014); Director, CEO and President of
Amundi Pioneer Institutional Asset Management, Inc. (since September 2014);
Chair, Amundi Pioneer Asset Management USA, Inc., Amundi Pioneer Distributor, Inc.
and Amundi Pioneer Institutional Asset Management, Inc. (September
2014 – 2018); Managing Director, Morgan Stanley Investment Management
(2010 – 2013); Director of Institutional Business, CEO of International, Eaton
Vance Management (2005 – 2010); and Director of Amundi USA, Inc. (since 2017)
Kenneth J. Taubes (62)*	Class I Trustee since 2014.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Term expires in 2020.	Officer, U.S. (since 2010) of Amundi Pioneer Asset Management USA, Inc.;
Director and Executive Vice President and Chief Investment Officer, U.S. of
Amundi Pioneer (since 2008); Executive Vice President and Chief Investment
Officer, U.S. of Amundi Pioneer Institutional Asset Management, Inc. (since 2009);
Portfolio Manager of Amundi Pioneer (since 1999); and Director of Amundi
USA, Inc. (since 2017)

*	Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Trust’s investment adviser and certain of its affiliates.
Pioneer Diversified High Income Trust | Annual Report | 4/30/20 75

Trust Officers

Name, Age and Position	Term of Office and		Other Directorships
Held With the Trust	Length of Service	Principal Occupation	Held by Officer
Christopher J. Kelley (55)	Since 2007. Serves at the	Vice President and Associate General Counsel of Amundi Pioneer since	None
Secretary and	discretion of the Board	January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since
Chief Legal Officer		June 2010; Assistant Secretary of all of the Pioneer Funds from September 2003 to May 2010; and Vice President and Senior Counsel of Amundi Pioneer from
July 2002 to December 2007
Carol B. Hannigan (59)	Since 2010. Serves at the	Fund Governance Director of Amundi Pioneer since December 2006 and	None
Assistant Secretary	discretion of the Board	Assistant Secretary of all the Pioneer Funds since June 2010; Manager – Fund
Governance of Amundi Pioneer from December 2003 to November 2006; and
Senior Paralegal of Amundi Pioneer from January 2000 to November 2003
Thomas Reyes (57)	Since 2010. Serves at the	Assistant General Counsel of Amundi Pioneer since May 2013 and Assistant	None
Assistant Secretary	discretion of the Board	Secretary of all the Pioneer Funds since June 2010; and Counsel of Amundi
Pioneer from June 2007 to May 2013
Mark E. Bradley (60)	Since 2008. Serves at the	Vice President – Fund Treasury of Amundi Pioneer; Treasurer of all of the Pioneer	None
Treasurer and Chief Financial	discretion of the Board	Funds since March 2008; Deputy Treasurer of Amundi Pioneer from March 2004
and Accounting Officer		to February 2008; and Assistant Treasurer of all of the Pioneer Funds from
March 2004 to February 2008
Luis I. Presutti (55)	Since 2007. Serves at the	Director – Fund Treasury of Amundi Pioneer; and Assistant Treasurer of all of	None
Assistant Treasurer	discretion of the Board	the Pioneer Funds
Gary Sullivan (62)	Since 2007. Serves at the	Senior Manager – Fund Treasury of Amundi Pioneer; and Assistant Treasurer of	None
Assistant Treasurer	discretion of the Board	all of the Pioneer Funds

76 Pioneer Diversified High Income Trust | Annual Report | 4/30/20

Name, Age and Position	Term of Office and		Other Directorships
Held With the Trust	Length of Service	Principal Occupation	Held by Officer
Antonio Furtado (38)	Since 2020. Serves at the	Fund Oversight Manager – Fund Treasury of Amundi Pioneer; and Assistant	None
Assistant Treasurer	discretion of the Board	Treasurer of all of the Pioneer Funds
John Malone (48)	Since 2018. Serves at the	Managing Director, Chief Compliance Officer of Amundi Pioneer Asset	None
Chief Compliance Officer	discretion of the Board	Management; Amundi Pioneer Institutional Asset Management, Inc.; and the
Pioneer Funds since September 2018; and Chief Compliance Officer of Amundi
Pioneer Distributor, Inc. since January 2014.
Kelly O’Donnell (49)	Since 2007. Serves at the	Vice President – Amundi Pioneer Asset Management; and Anti-Money Laundering	None
Anti-Money Laundering Officer	discretion of the Board	Officer of all the Pioneer Funds since 2006

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How to Contact Amundi Pioneer
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
You can call American Stock Transfer & Trust Company (AST) for:

Account Information	1-800-710-0935

Or write to AST:
For	Write to

General inquiries, lost dividend checks,	American Stock
change of address, lost stock certificates,	Transfer & Trust
stock transfer	Operations Center
6201 15th Ave.
Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)	American Stock
Transfer & Trust
Wall Street Station
P.O. Box 922
New York, NY 10269-0560

Website	www.amstock.com

For additional information, please contact your investment advisor or visit our web site www.amundipioneer.com/us.
The Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareowners may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer. com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2020 Amundi Pioneer Asset Management 21909-12-0620

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

      (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $38,500 payable to Ernst & Young LLP for the year ended
April 30, 2020 and $38,500 for the year ended April 30, 2019.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2020 or 2019.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $10,115 payable to Ernst & Young LLP for the year ended
April 30, 2020 and $10,115 for the year ended April 30, 2019.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2020 or 2019.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

AUDIT COMMITTEE APPROVAL POLICY		AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval		o A summary of all such
for the audit period for all		services and related fees
pre-approved specific service		reported at each regularly
subcategories. Approval of the		scheduled Audit Committee
independent auditors as		meeting.
auditors for a Fund shall
constitute pre approval for
these services.

o “One-time” pre-approval		o A summary of all such
for the fund fiscal year within		services and related fees
a specified dollar limit		(including comparison to
for all pre-approved		specified dollar limits)
specific service subcategories		reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of  the new SEC pre-approval rules, the Trust’s audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust.  For the years ended April 30, 2020 and 2019, there were no services provided to an affiliate that required the Trust’s audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $10,115 payable to Ernst & Young LLP for the year ended April 30, 2020 and $10,115 for the year ended April 30, 2019.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser;
principal underwriter; or any affiliated person (as defined in Section 2(a)(3)
of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

            Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. (“Pioneer”) is a fiduciary that owes each of its client’s duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. When
   Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies.
   To satisfy its duty of loyalty, Pioneer must place its client’s interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement
   Pioneer’s investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by
   Pioneer. Pioneer’s Proxy Voting Policies summarize Pioneer’s position on a number of issues solicited by companies held by Pioneer’s clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer’s Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer’s policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of
   UniCredito.

   Any questions about these policies and procedures should be directed to the
   Proxy Coordinator.

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the
   Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer’s Director of Investment Operations (the “Proxy Coordinator”)
   coordinates the voting, procedures and reporting of proxies on behalf of
   Pioneer’s clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the
   Compliance Department whether Pioneer’s voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer’s policy as to be voted on a case-by-case basis, that are not covered by Pioneer’s guidelines or where Pioneer’s guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management
   US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision;
   and (iii) the disclosure of any contacts or communications made between
   Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy
   Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under
   “Conflicts of

   Interest.” The Compliance Department will provide a “Conflicts of Interest
   Report,” applying the criteria set forth below under “Conflicts of
   Interest,” to the Proxy Coordinator summarizing the results of its review.
   In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio
   Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy
   Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio
   Management US where such recommendation would go against Pioneer’s interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer’s internal vote recommendation would favor Pioneer’s interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of
   Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer’s interests interfere, or appear to interfere with the interests of Pioneer’s clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o      An affiliate of Pioneer,  such as another company  belonging to the UniCredito  Italiano  S.p.A.  banking group (a “UniCredito
              Affiliate”);

       o      An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o      An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o      A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer’s business.

       o      Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform
              PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the
   Proxy Coordinator and the Compliance Department. The Compliance Department
   will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being

   voted upon against the Compliance Department’s internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a
   Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer’s lending program or a client’s managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer’s instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   “Share-blocking” is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with “share-blocking.” In the event a manager would like to sell a security with “share-blocking”, the Proxy
   Coordinator will work with the Portfolio Manager and Investment Operations
   Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with “share-blocking” is available from the Investment Operations
   Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer’s proxy voting service:

       o   Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC’s Electronic Data Gathering,
           Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o   Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o   Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o    A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o    A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries)
            regarding the subject proxy vote cast by, or the vote
            recommendation of, Pioneer.

       o    Pioneer shall maintain the above records in the client’s file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how
     Pioneer voted with respect to assets held in their accounts. In addition,
     Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer’s Form
     ADV (Part II) disclosure, by separate notice to the client, or through
     Pioneer’s website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer’s: Director of
     Portfolio Management US, Head of Investment Operations, and Director of
     Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer’s Proxy Voting Policies and
     Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

   Proxy Voting Policies
   Pioneer’s sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short-
   and long-term impact. In many instances, Pioneer believes that supporting the company’s strategy and voting “for” management’s proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by
   Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to
   us. Proxy voting issues will be reviewed by Pioneer’s Proxy Voting
   Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the
   Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o    Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

       o    Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business;
   however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that
   Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o    Ratify the auditors. We will consider a vote against if we are concerned about the auditors’ independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the
            Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o    Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o    Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues
     Pioneer will vote for:

       o    Audit, compensation and nominating committees composed of
            independent directors exclusively.

       o    Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o    Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o    Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o    Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o    Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate
            performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o    Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o    Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o    Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o    Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

       o    Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a “dead-hand poison pill” is a shareholder rights plan that may be altered only by incumbent or “dead ” directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o    Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o    Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans (“poison pills”).

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o    Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o    Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price
            provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o    Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o    Severance packages (“golden” and “tin” parachutes). We will support proposals to put these packages to shareholder vote.

       o    Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o    Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o    Shareholder rights plans (“poison pills”). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

                                       10

     Capital Structure
     Managements need considerable flexibility in determining the company’s financial structure, and Pioneer normally supports managements’ proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o    Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in “ordinary” preferred stock.

       o    Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o    Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o    Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to
       100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o    Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company’s financing flexibility.

     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company’s compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o    Employee stock ownership plans (ESOPs), as long as shares
            allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o    Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o    Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o    Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o    Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

                                       12

     We will vote on a case-by-case basis on the following issues:

       o    Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o    The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o   Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o   Be a self-replenishing “evergreen” plan, plans that grant
                discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o    All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o    All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

                                       13

     We will vote against:

       o    Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o    Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o    Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o    Change in the state of incorporation. We will support
            reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of
            strengthening takeover defenses.

       o    Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o    Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o    Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management’s discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

                                       14

     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o    Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and
            conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o    Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o    Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o    Classified boards of closed-end mutual funds, but will typically support such proposals.

                                       15

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. “Social
     Issues” may generally be described as shareholder proposals for a company to:

       o    Conduct studies regarding certain issues of public concern and interest;

       o    Study the feasibility of the company taking certain actions with regard to such issues; or

       o    Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company’s business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
The table below indicates, for the portfolio managers of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of April 30, 2020. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships, undertakings for collective investments in transferable securities (“UCITS”)
and other non-U.S. investment funds and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager’s personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

                                                                                        NUMBER OF                   ASSETS
                                                                                          ACCOUNTS                MANAGED
                                                                                      MANAGED FOR             FOR WHICH
                                                                                     WHICH ADVISORY           ADVISORY
                                              NUMBER OF                           FEE IS                         FEE IS
NAME OF                              ACCOUNTS                  TOTAL ASSETS         PERFORMANCE-           PERFORMANCE-
PORTFOLIO MANAGER    TYPE OF ACCOUNT                     MANAGED             MANAGED (000’S)               BASED                     BASED (000’S)

Andrew Feltus                  Other Registered Investment
                                       Companies                                             8                      $5,299,319                        N/A                                N/A
                                       Other Pooled Investment Vehicles           14                  $8,262,691                        N/A                                N/A
                                       Other Accounts                                       7                  $1,613,855                        N/A                                N/A

Jonathan Sharkey             Other Registered
                                       Investment Companies                             3                  $5,643,272                        N/A                                N/A
                                       Other Pooled Investment Vehicles             1                      $  375,813                        N/A                                N/A
                                       Other Accounts                                        1                         $  339,545                        N/A                                N/A

Chin Liu                           Other Registered Investment
                                       Companies                                              2                         $  797,369                        N/A                               N/A
                                       Other Pooled Investment Vehicles             1                          $   76,531                        N/A                               N/A
                                       Other Accounts                                        0                          $           0                        N/A                               N/A

Lawrence Zeno                 Other Registered Investment
                                       Companies                                              1                           $  315,186                        N/A                              N/A
                                       Other Pooled Investment Vehicles             1                          $  119,808                         N/A                              N/A
                                       Other Accounts                                        0                          $           0                          N/A                              N/A

POTENTIAL CONFLICTS OF INTEREST
When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Amundi Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the fund as well as one or more other accounts. Although Amundi Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the

                                       0

extent that a portfolio manager has a financial incentive to favor one account over another. Amundi Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See
“Compensation of Portfolio Managers” below.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts’ investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis.
  Although Amundi Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are
  “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons
  (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved,
  Amundi Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts.
  Similarly, if Amundi Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Amundi Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

                                       1

COMPENSATION OF PORTFOLIO MANAGERS
Amundi Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Amundi Pioneer. The compensation program for all Amundi Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Amundi Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Amundi
Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

o QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20%
  weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest
  (40%), which, in the case of the fund, is the Merrill Lynch Global High
  Yield and Emerging Markets Index and the CSFB Leveraged Loan Index. As a
  result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager’s competitive universe.

o QUALITATIVE PERFORMANCE. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

o AMUNDI PIONEER RESULTS AND BUSINESS LINE RESULTS. Amundi Pioneer’s financial performance, as well as the investment performance of its investment management group, affect a portfolio manager’s actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers participate in other programs designed to reward and retain key contributors. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more
Pioneer funds or collective investment trusts or other unregistered funds with similar investment objectives, strategies and policies.

SHARE OWNERSHIP BY PORTFOLIO MANAGERS
The following table indicates as of April 30, 2020 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.

                                            BENEFICIAL  OWNERSHIP
NAME OF PORTFOLIO          MANAGER  OF THE FUND*

Andrew Feltus                            D

Jonathan Sharkey                       B

Chin Liu                                     A

Lawrence Zeno                           A

                                       2

*     Key to Dollar Ranges

A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   $100,001 - $500,000
F.   $500,001 - $1,000,000
G.   Over $1,000,000

                                       3

  - The significant investment strategies for Pioneer Diversified High Income
    Trust (a closed-end fund) and certain other similarly managed accounts with investment objectives of a high level of current income, with a potential for capital appreciation as a secondary objective. The fund invests in a unique blend of higher yielding asset classes, including global high yield bonds, leveraged bank loans and event-linked bonds (cat bonds).

Under normal market conditions, the fund invests at least 80% of its managed assets (net assets plus borrowings or other leverage for investment purposes)
in diversified portfolio of below investment grade (high yield) debt securities, loans and preferred stocks. The fund allocates its investments principally among three sectors of the fixed income securities markets: (i)
below investment grade debt securities and preferred stocks of U.S. and
non-U.S. issuers, including governmental and corporate issuers in emerging markets (“global high yield debt securities”), (ii) floating rate loans and
(iii) “event-linked” bonds, which sometimes are referred to as
“insurance-linked” or “catastrophe” bonds.

PIM believes that this actively managed, diversified portfolio of asset classes
- global high yield debt securities, floating rate loans and event-linked bonds
- may provide investors with a range of potential benefits across various market cycles and under various market conditions. These benefits include, among others, the potential to provide investors with a relatively high level of current income without undue risk as a result of the low correlation among these asset classes, reduced volatility due to limited exposure to interest rate and duration risk, as well as a favorable risk return profile.
Specifically, the floating rate feature of both floating rate loans and event-linked bonds serves to reduce sensitivity to changes in prevailing interest rates. In addition, the introduction of event-linked bonds to the diversified portfolio enhances these benefits by reducing volatility, while providing the potential for above average returns. Moreover, the fund’s investments in event-linked bonds offer investors access to a unique asset class that otherwise may be unavailable to them.

The fund does not have a policy of maintaining a specific average credit quality or a targeted maturity range for its portfolio. The fund may invest any portion of its assets in securities and other instruments of non-U.S. issuers, including emerging market issuers, and may engage in certain strategic transactions.

PIM is responsible for managing the fund’s overall investment program, including allocating the fund’s investments among the different asset classes and managing the fund’s investments in global high income debt securities and floating rate loans. PIM considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the fund’s investment objectives. PIM selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. PIM also employs due diligence and fundamental quantitative and qualitative research to assess an issuer’s credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. PIM may sell a portfolio security when it believes the security no longer will contribute to meeting the fund’s investment objectives. PIM makes that determination based on the same criteria it uses to select portfolio securities. In making these portfolio decisions, PIM relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.

The fund may use financial leverage on an ongoing basis for investment purposes by borrowing from banks through a revolving credit facility. Leverage creates special risks not associated with unleveraged funds having a similar investment objectives and policies. These include the possibility of higher volatility of both the net asset value of the fund and the value of assets serving as asset coverage for the preferred shares.

                                       4

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in
Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the
Exchange Act (15 U.S.C. 781).

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:
Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Diversified High Income Trust

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date July 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date July 6, 2020

By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date July 6, 2020

* Print the name and title of each signing officer under his or her signature.